EXHIBIT 99.2

CAMDEN(SM)
Living Excellence




                               THIRD QUARTER 2007

     ---------------------------------------------------------------------
                    Supplemental Operating and Financial Data
     ---------------------------------------------------------------------





                        Camden Old Creek - San Marcos, CA
                              350 Apartment Homes
                             Currently In Lease-Up

                              Camden Property Trust
                        Three Greenway Plaza, Suite 1300
                              Houston, Texas 77046
                      Phone: 713-354-2500 Fax: 713-354-2700
                              www.camdenliving.com


In addition to historical information, this document contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.

CAMDEN                                                         TABLE OF CONTENTS

--------------------------------------------------------------------------------
                                                                            Page
Press Release Text.............................................................3
Financial Highlights...........................................................6
Operating Results..............................................................7
Funds from Operations..........................................................8
Balance Sheets.................................................................9
Portfolio Statistics..........................................................10
Components of Property Net Operating Income...................................11
"Same Property" Third Quarter Comparisons.....................................12
"Same Property" Sequential Quarter Comparisons................................13
"Same Property" Year to Date Comparisons......................................14
Joint Venture Operations......................................................15
Current Development Pipeline..................................................16
Joint Venture Development Pipeline............................................17
Future Development Pipeline & Land Held for Sale..............................18
Redevelopment Summary.........................................................19
Notes Receivable Summary......................................................20
Acquisitions & Dispositions...................................................21
Debt Analysis.................................................................22
Debt Covenant Analysis........................................................23
Capitalized Expenditures & Maintenance Expense................................24
Non-GAAP Financial Measures - Definitions & Reconciliations...................25
Other Data....................................................................27
Community Table...............................................................28

 Camden Property Trust Announces Third Quarter 2007 Operating Results

    HOUSTON--(BUSINESS WIRE)--Nov. 1, 2007--Camden Property Trust (NYSE:CPT) announced that its funds from operations ("FFO") for the third quarter of 2007 totaled $0.91 per diluted share or $56.3 million, as compared to $1.24 per diluted share or $77.8 million for the same period in 2006. FFO for the three months ended September 30, 2006 included a $0.40 per diluted share impact from gain on sale of land.

    FFO for the nine months ended September 30, 2007 totaled $2.71 per diluted share or $170.0 million, as compared to $3.02 per diluted share or $183.1 million for the same period in 2006. FFO for the nine months ended September 30, 2006 included a $0.44 per diluted share impact from gain on sale of land.

    Net Income ("EPS")

    The Company reported net income ("EPS") of $11.9 million or $0.20 per diluted share for the third quarter of 2007, as compared to $125.5 million or $2.07 per diluted share for the same period in 2006. EPS for the three months ended September 30, 2006 included a $1.87 per diluted share impact from gain on sale of land, operating properties, joint venture properties and discontinued operations, net of minority interest.

    For the nine months ended September 30, 2007, net income totaled $67.5 million or $1.13 per diluted share, as compared to $201.5 million or $3.46 per diluted share for the same period in 2006. EPS for the nine months ended September 30, 2007 included a $0.45 per diluted share impact from gain on sale of discontinued operations, net of minority interest. EPS for the nine months ended September 30, 2006 included a $2.85 per diluted share impact from gain on sale of land, operating properties, joint venture properties and discontinued operations, net of minority interest.

    A reconciliation of net income to FFO is included in the financial tables accompanying this press release.

    Same-Property Results

    For the 42,089 apartment homes included in consolidated same-property results, third quarter 2007 same-property net operating income ("NOI") growth was 3.8% compared to the third quarter of 2006, with revenues increasing 3.6% and expenses increasing 3.3%. On a sequential basis, third quarter 2007 same-property NOI decreased 3.0% compared to second quarter 2007, with revenues increasing 0.7% and expenses increasing 7.1% compared to the prior quarter. On a year-to-date basis, 2007 same-property NOI increased 5.1%, with revenue growth of 4.6% and expense growth of 3.8% compared to the same period in 2006. Same-property physical occupancy levels for the combined portfolio averaged 94.5% during the third quarter of 2007, compared to 94.8% in the second quarter of 2007 and 95.0% in the third quarter of 2006.

    The Company defines same-property communities as communities owned by Camden and stabilized as of January 1, 2006, excluding properties held for sale and communities under redevelopment. A reconciliation of net income to net operating income and same-property net operating income is included in the financial tables accompanying this press release.

    Development Activity

    During the third quarter, lease-up was completed at Camden Manor Park in Raleigh, NC, a $49.3 million project that is currently 94% occupied, and Camden Westwind in Ashburn, VA, a $95.1 million project that is currently 92% occupied.

    As of September 30, 2007, Camden had two wholly-owned apartment communities which were completed and in lease-up: Camden Old Creek in San Marcos, CA, a $98.0 million project that is currently 83% leased; and Camden Royal Oaks in Houston, TX, a $22.0 million project that is currently 72% leased. The Company also had one joint venture community which was completed and in lease-up: Camden Plaza, a $42.9 million project that is currently 46% leased.

    The Company has four additional communities currently under construction and in lease-up: Camden Monument Place in Fairfax, VA, a $64.0 million project that is currently 50% leased; Camden City Centre in Houston, TX, a $54.0 million project that is currently 43% leased; Camden Potomac Yard in Arlington, VA, a $110.0 million project that is currently 5% leased; and Camden College Park in College Park, MD, a $139.9 million joint venture project that is currently 6% leased.

    Camden's current development pipeline under construction includes eight wholly-owned communities comprising 2,526 apartment homes with a total budgeted cost of $479.0 million. The Company also has four joint venture communities under construction comprising 1,257 apartment homes with a total budgeted cost of $325.0 million.

    Camden's future development pipeline currently consists of 20 potential developments comprising 6,494 apartment homes and a total estimated cost of $1.6 billion. The future pipeline represents projects in the early phase of the development process for which Camden either owns the land, has an option to acquire the land or enter into a leasehold interest, or is the buyer under a long-term conditional contract.

    Properties and Land Held for Sale

    At September 30, 2007, Camden had nine operating communities consisting of 2,515 apartment homes held for sale: Camden Glen, a 304-home apartment community in Greensboro, NC; Camden Wendover, a 216-home apartment community in Greensboro, NC; Camden Eastchase, a 220-home apartment community in Charlotte, NC; Camden Timber Creek, a 352-home apartment community in Charlotte, NC; Camden Ridge, a 208-home apartment community in Fort Worth, TX; Camden Terrace, a 340-home apartment community in Fort Worth, TX; Camden Ridgeview, a 167-home apartment community in Austin, TX; Camden Isles, a 484-home apartment community in Tampa, FL; and Camden Pinnacle, a 224-home apartment community in Denver, CO.

    The Company also had 5.5 acres of undeveloped land in Miami, FL, Boca Raton, FL and Dallas, TX classified as held for sale at quarter-end.

    Subsequent to quarter-end, Camden completed the sale of Camden Ridge and Camden Terrace in Fort Worth, TX, for $24.2 million.

    Stock Repurchase

    During the quarter, Camden repurchased 868,365 common shares at an average price per share of $62.28, for a total of $54.1 million. Subsequent to quarter-end, the Company repurchased an additional 21,100 common shares at an average price per share of $59.88, for a total of $1.3 million. Year-to-date, Camden has repurchased 1,348,465 common shares at an average price per share of $64.11, for a total of $86.4 million. The Company currently has $163.6 million remaining under its stock repurchase program.

    Earnings Guidance

    Camden has updated earnings guidance for 2007 based on its current and expected views of the apartment market and general economic conditions. Full-year 2007 FFO is now expected to be between $3.62 and $3.67 per diluted share, and full-year 2007 EPS is expected to be between $1.33 and $1.38 per diluted share. Fourth quarter 2007 earnings guidance is $0.91 to $0.96 per diluted share for FFO and $0.20 and $0.25 per diluted share for EPS. Guidance for EPS excludes potential future gains on the sale of operating properties. Camden intends to update its earnings guidance to the market on a quarterly basis.

    The Company's 2007 earnings guidance is based on projections of same-property NOI growth between 4.5% and 5.0%, revenue growth between 4.0% and 4.5% and expense growth between 3.4% and 3.8%. A reconciliation of expected net income to expected FFO is included in the financial tables accompanying this press release.

    Conference Call

    The Company will hold a conference call on Friday, November 2, 2007 at 10:00 a.m. Central Time to review its third quarter results and discuss its outlook for future performance. To participate in the call, please dial (877) 407-0782 (domestic) or (201) 689-8567
(international) by 9:50 a.m. Central Time and request the Camden Property Trust Third Quarter 2007 Earnings Call, or join the live webcast of the conference call by accessing the Investor Relations section of the Company's website at www.camdenliving.com. Supplemental financial information is available in the Investor Relations section of the Company's website under Earnings Releases or by calling Camden's Investor Relations Department at (800) 922-6336.

    Forward-Looking Statements

    In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.

    About Camden

    Camden Property Trust is a real estate company engaged in the ownership, development, acquisition, management and disposition of multifamily apartment communities. Camden owns interests in and operates 185 properties containing 63,914 apartment homes across the United States. Upon completion of 12 properties under development, the Company's portfolio will increase to 67,697 apartment homes in 197 properties.

    For additional information, please contact Camden's Investor
Relations Department at (800) 922-6336 or (713) 354-2787 or access our website at www.camdenliving.com.

CAMDEN                                                                               FINANCIAL HIGHLIGHTS
                                       (In thousands, except per share, property data amounts and ratios)

--------------------------------------------------------------------------------------------------------

   (Unaudited)
                                          Three Months Ended September     Nine Months Ended September
                                                       30,                              30,
                                          -----------------------------    -----------------------------
                                                    2007           2006             2007            2006
                                          -----------------------------    -----------------------------
Total property revenues (a)                     $155,024       $149,806         $454,391        $435,602

EBITDA                                            86,762         83,926          262,381         254,483

Net income                                        11,852        125,457           67,481         201,482
      Per share - basic                             0.20           2.15             1.15            3.59
      Per share - diluted                           0.20           2.07             1.13            3.46

Income from continuing operations                  9,819         95,286           34,789         114,771
       per share - basic                            0.17           1.63             0.59            2.05
       per share - diluted                          0.17           1.57             0.58            1.98

Funds from operations                             56,283         77,824          170,014         183,066
       Per share - diluted                          0.91           1.24             2.71            3.02

Dividends per share                                 0.69           0.66             2.07            1.98
Dividend payout ratio                              75.8%          53.2%            76.4%           65.6%

Interest expensed (including discontinued
 operations)                                      27,854         29,176           85,162          91,592
Interest capitalized                               6,233          5,307           16,726          15,982
                                          -------------- --------------    ------------- ---------------
    Total interest incurred                       34,087         34,483          101,888         107,574

Principal amortization                             3,410          3,490           10,472          10,531
Preferred dividends & distributions                1,750          1,750            5,250           5,250

Interest expense coverage ratio                      3.1x           2.9x             3.1x            2.8x
Total interest coverage ratio                        2.5x           2.4x             2.6x            2.4x
Fixed charge expense coverage ratio                  2.6x           2.4x             2.6x            2.4x
Total fixed charge coverage ratio                    2.2x           2.1x             2.2x            2.1x

Same property NOI increase (b)                      3.8%           8.1%             5.1%            9.4%
  (# of apartment homes included)                 42,089         46,565           42,089          46,565

Gross turnover of apartment homes
 (annualized)                                        88%            89%              74%             76%
Net turnover (excludes on-site transfers
 and transfers to other Camden communities)          80%            79%              67%             67%


                                                                                As of September 30,
                                                                           -----------------------------
                                                                                    2007            2006
                                                                           -----------------------------
Total assets                                                                  $4,908,779      $4,545,391
Total debt                                                                    $2,764,192      $2,280,453
Common and common equivalent shares, outstanding end of period (c)                61,615          62,914
Share price, end of period                                                        $64.25          $76.01
Preferred units, end of period                                                   $97,925         $97,925
Book equity value, end of period (d)                                          $1,830,296      $1,958,819
Market equity value, end of period (d)                                        $4,058,764      $4,882,093

Debt to total market capitalization ratio                                          40.5%           31.8%

Unencumbered real estate assets (at cost)
   to unsecured debt ratio                                                          206%            241%


(a) Excludes discontinued operations.

(b) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2006, excluding properties held for sale and communities under redevelopment.

(c) Includes at September 30, 2007: 58,123 common shares (including 414 common share equivalents related to share awards & options), plus common share equivalents upon the assumed conversion of minority interest units (3,492)

(d) Includes: common shares, preferred and common units, and common share equivalents


Note: Please refer to pages 25 and 26 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN                                                                                  OPERATING RESULTS
                                               (In thousands, except per share and property data amounts)

---------------------------------------------------------------------------------------------------------

(Unaudited)                                                  Three Months Ended       Nine Months Ended
                                                               September 30,            September 30,
                                                            --------------------    ---------------------
OPERATING DATA                                                  2007      2006         2007        2006
-------------------                                         --------------------    ---------------------
Property revenues
Rental revenues                                               $137,394 $ 135,212     $405,889   $ 396,049
Other property revenues                                         17,630    14,594       48,502      39,553
                                                            --------------------    ---------------------
   Total property
    revenues                                                   155,024   149,806      454,391     435,602

Property expenses
Property operating and maintenance                              44,328    43,947      121,884     118,782
Real estate taxes                                               16,550    15,827       49,736      47,407
                                                            --------------------    ---------------------
   Total property
    expenses                                                    60,878    59,774      171,620     166,189

Non-property income
Fee and asset management                                         1,765     5,433        6,571      11,030
Sale of technology investments                                       -     1,602            -       1,602
Interest and other income                                        2,008     1,733        5,380       6,097
Income on deferred compensation plans                            1,261     1,927        8,402       4,308
                                                            --------------------    ---------------------
   Total non-property income                                     5,034    10,695       20,353      23,037

Other expenses
Property management                                              4,448     4,629       13,976      13,821
Fee and asset management                                           971     3,689        3,402       8,293
General and administrative                                       8,110     9,849       24,076      25,299
Interest                                                        27,737    29,055       84,806      91,229
Depreciation and amortization                                   42,446    39,173      120,834     114,281
Amortization of deferred financing costs                           913       941        2,732       2,891
Expense on deferred compensation plans                           1,261     1,927        8,402       4,308
                                                            --------------------    ---------------------
   Total other expenses                                         85,886    89,263      258,228     260,122
                                                            --------------------    ---------------------

Income from continuing operations before gain on sale of
properties, equity in income of joint ventures, minority
interests and income taxes                                      13,294    11,464       44,896      32,328
Gain on sale of properties, including land                           -    96,247            -      97,556
Equity in income of joint ventures                               (147)     1,628        1,072       4,514
Minority interests
  Distributions on perpetual preferred units                   (1,750)   (1,750)      (5,250)     (5,250)
  Income allocated to common units and other minority
  interests                                                    (1,225)  (12,303)      (3,355)    (14,377)
                                                            --------------------    ---------------------
Income from continuing operations before income taxes           10,172    95,286       37,363     114,771
  Income tax expense                                             (353)         -      (1,390)           -
  Income tax expense on sale of depreciable operating
  properties                                                         -         -      (1,184)           -
                                                            --------------------    ---------------------
Income from continuing operations                                9,819    95,286       34,789     114,771
  Income from discontinued operations                            2,252     1,691        6,724       8,371
  Gain on sale of discontinued operations                            -    29,350       30,976      80,394
Income from discontinued operations allocated to common
 units                                                           (219)     (870)      (5,008)     (2,054)
                                                            --------------------    ---------------------
Net income                                                    $ 11,852 $ 125,457     $ 67,481   $ 201,482
                                                            ====================    =====================

PER SHARE DATA
--------------
  Net income - basic                                          $   0.20 $    2.15     $   1.15   $    3.59
  Net income - diluted                                            0.20      2.07         1.13        3.46
  Income from continuing operations - basic                       0.17      1.63         0.59        2.05
  Income from continuing operations - diluted                     0.17      1.57         0.58        1.98

Weighted average number of common and
  common equivalent shares outstanding:
     Basic                                                      58,073    58,348       58,590      56,063
     Diluted                                                    58,993    61,250       59,634      58,904

PROPERTY DATA
-------------
  Total operating properties (end of period) (a)                   187       188          187         188
  Total operating apartment homes in operating properties
   (end of period) (a)                                          64,462    64,657       64,462      64,657
  Total operating apartment homes (weighted average)            53,466    56,161       53,329      56,624
  Total operating apartment homes - excluding discontinued
   operations (weighted average)                                50,951    51,835       50,275      51,365

(a) Includes joint ventures and properties held for sale.

Note: Please refer to pages 25 and 26 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN                                                                                    FUNDS FROM OPERATIONS
                                                     (In thousands, except per share and property data amounts)

---------------------------------------------------------------------------------------------------------------


(Unaudited)                                                      Three Months Ended       Nine Months Ended
                                                                   September 30,            September 30,
                                                               ----------------------  ------------------------
FUNDS FROM OPERATIONS                                                2007      2006          2007        2006
--------------------------------                               ----------------------  ------------------------

  Net income                                                       $11,852  $ 125,457     $  67,481   $ 201,482
  Real estate depreciation and amortization from continuing
   operations                                                       41,517     38,509       118,497     112,300
  Real estate depreciation from discontinued operations                  3      1,481         2,033       5,014
  Adjustments for unconsolidated joint ventures                      1,641        760         3,952       2,305
  Income from continuing operations allocated to common units        1,051     12,255         2,835      14,226
  Income from discontinued operations allocated to common units        219        870         5,008       2,054
  Income tax expense on sale of depreciable operating
   properties                                                            -          -         1,184           -
  (Gain) on sale of operating properties                                 -   (91,581)             -    (91,581)
  (Gain) on sale of discontinued operations                              -    (8,842)      (30,976)    (59,886)
  (Gain) on sale of joint venture properties                             -    (1,085)             -     (2,848)
                                                               ----------------------  ------------------------
     Funds from operations -
      diluted                                                      $56,283  $  77,824     $ 170,014   $ 183,066
                                                               ======================  ========================

PER SHARE DATA
-----------------
  Funds from operations - diluted                                  $  0.91  $    1.24     $    2.71   $    3.02
  Cash distributions                                                  0.69       0.66          2.07        1.98

Weighted average number of common and
  common equivalent shares outstanding:
     FFO - diluted                                                  61,978     62,885        62,634      60,666

PROPERTY DATA
-----------------
  Total operating properties (end of period) (a)                       187        188           187         188
  Total operating apartment homes in operating properties (end
   of period) (a)                                                   64,462     64,657        64,462      64,657
  Total operating apartment homes (weighted average)                53,466     56,161        53,329      56,624
  Total operating apartment homes - excluding discontinued
   operations (weighted average)                                    50,951     51,835        50,275      51,365


(a) Includes joint ventures and properties held for sale.

Note: Please refer to pages 25 and 26 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN                                                                                              BALANCE SHEETS
                                                                                                    (In thousands)

------------------------------------------------------------------------------------------------------------------

(Unaudited)                                          Sep 30,       Jun 30,      Mar 31,      Dec 31,     Sep 30,
                                                        2007         2007         2007         2006        2006
                                                 -----------------------------------------------------------------
ASSETS
Real estate assets, at cost
  Land                                               $  714,044   $  713,084   $  703,850   $  693,312  $  683,645
  Buildings and improvements                          4,215,662    4,144,075    4,108,955    4,036,286   3,988,031
                                                 -----------------------------------------------------------------
                                                      4,929,706    4,857,159    4,812,805    4,729,598   4,671,676
  Accumulated depreciation                             (827,944)    (788,318)    (799,624)    (762,011)   (725,790)
                                                 -----------------------------------------------------------------
      Net operating real estate assets                4,101,762    4,068,841    4,013,181    3,967,587   3,945,886
  Properties under development, including land          488,620      454,617      410,002      369,861     351,246
  Investments in joint ventures                          12,243       12,722        8,321        9,245       8,266
  Properties held for sale, including land               73,325       72,577       32,879       32,763      45,074
                                                 -----------------------------------------------------------------
      Total real estate assets                        4,675,950    4,608,757    4,464,383    4,379,456   4,350,472
Accounts receivable - affiliates                         36,171       35,341       34,854       34,170      33,624
Notes receivable
  Affiliates                                             48,172       45,560       43,507       41,478      31,037
  Other                                                  11,565       11,565       11,565        3,855       3,855
Other assets, net (a)                                   129,810      136,524      118,329      121,336     112,801
Cash and cash equivalents                                 1,207        3,058        1,470        1,034       8,061
Restricted cash                                           5,904       20,053        5,772        4,721       5,541
                                                 -----------------------------------------------------------------
      Total assets                                   $4,908,779   $4,860,858   $4,679,880   $4,586,050  $4,545,391
                                                 =================================================================



LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
  Notes payable
      Unsecured                                      $2,198,628   $2,065,175   $1,897,865   $1,759,498  $1,693,106
      Secured                                           565,564      566,001      568,731      571,478     587,347
Accounts payable and accrued expenses                   110,643      128,892      110,486      124,834     120,566
Accrued real estate taxes                                42,151       29,785       16,036       23,306      41,165
Other liabilities (b)                                   117,317      115,547      110,684      105,999     101,332
Distributions payable                                    44,180       44,982       45,137       43,068      43,056
                                                 -----------------------------------------------------------------
      Total liabilities                               3,078,483    2,950,382    2,748,939    2,628,183   2,586,572

Commitments and contingencies

Minority interests
  Perpetual preferred units                              97,925       97,925       97,925       97,925      97,925
  Common units                                          104,176      105,353      102,217      115,280     116,776
  Other minority interests                               10,740       10,916       10,335       10,306      10,002
                                                 -----------------------------------------------------------------
      Total minority interests                          212,841      214,194      210,477      223,511     224,703

Shareholders' equity
  Common shares of beneficial interest                      654          654          654          650         650
  Additional paid-in capital                          2,207,333    2,204,525    2,199,713    2,183,622   2,176,170
  Distributions in excess of net income                (269,667)    (241,711)    (243,786)    (213,665)   (206,442)
  Employee notes receivable                              (1,963)      (1,976)      (2,025)      (2,036)     (2,047)
  Treasury shares, at cost                             (318,902)    (265,210)    (234,092)    (234,215)   (234,215)
                                                 -----------------------------------------------------------------
      Total shareholders' equity                      1,617,455    1,696,282    1,720,464    1,734,356   1,734,116
                                                 -----------------------------------------------------------------
      Total liabilities and shareholders' equity     $4,908,779   $4,860,858   $4,679,880   $4,586,050  $4,545,391
                                                 =================================================================



(a) includes:
   net deferred charges of:                          $   10,308   $   11,565   $    9,724   $   10,295  $   11,155
   value of in place leases of:                      $      703   $    1,091   $       61   $      242  $      452

(b) includes:
   deferred revenues of:                             $    2,738   $    2,937   $    3,321   $    3,875  $    5,256
   above/below market leases of:                     $       25   $       43   $        8   $       32  $       80
   distributions in excess of investments in joint
   ventures of:                                      $   20,867   $   19,549   $   18,805   $   18,350  $   18,044

CAMDEN                                                                                                    PORTFOLIO STATISTICS


------------------------------------------------------------------------------------------------------------------------------

(Unaudited)

COMMUNITY PORTFOLIO AT SEPTEMBER 30, 2007 (in apartment homes)

                          "Same      Non-"Same    Wholly -    Joint    Stabilized Completed   Total        Under        Total
                         Property"   Property"      Owned     Venture   Operating    in       Operating   Development
                                         (a)                                       Lease-up
                       -------------------------------------------------------------------------------------------------------
  D.C. Metro (b)(c)           2,663        1,494       4,157         -      4,157         -      4,157       1,912       6,069
  Las Vegas, NV               2,937        1,080       4,017     4,047      8,064         -      8,064           -       8,064
  Los Angeles/Orange
   County, CA (d)             1,770            -       1,770       421      2,191         -      2,191         290       2,481
  San Diego/Inland
   Empire, CA                   846            -         846         -        846       350      1,196           -       1,196
  Tampa, FL                   4,613        1,374       5,987         -      5,987         -      5,987           -       5,987
  Dallas, TX                  5,441        1,876       7,317       456      7,773         -      7,773           -       7,773
  Houston, TX (e)             3,350          894       4,244     1,216      5,460       507      5,967       1,112       7,079
  SE Florida                  2,520            -       2,520         -      2,520         -      2,520           -       2,520
  Charlotte, NC               3,141        1,005       4,146         -      4,146         -      4,146           -       4,146
  Orlando, FL                 3,296            -       3,296         -      3,296         -      3,296         261       3,557
  Atlanta, GA                 3,202            -       3,202         -      3,202         -      3,202           -       3,202
  Denver, CO                  1,985          224       2,209       320      2,529         -      2,529           -       2,529
  Raleigh, NC                 2,220          484       2,704         -      2,704         -      2,704           -       2,704
  Phoenix, AZ                 1,441            -       1,441       992      2,433         -      2,433           -       2,433
  Austin, TX                  1,968          810       2,778         -      2,778         -      2,778         208       2,986
  Other                         696        1,586       2,282     3,237      5,519         -      5,519           -       5,519
                             ------       ------      ------    ------     ------      ----     ------       -----      ------

        Total Portfolio      42,089       10,827      52,916    10,689     63,605       857     64,462       3,783      68,245

  (a) Includes nine redevelopment properties (3,356 apartment homes) and and nine properties held for sale and reported in discontinued operations (2,515 apartment homes).
  (b) D.C. Metro includes Washington D.C., Maryland, and Northern Virginia.
  (c) 508 units under development in College Park, MD are held through a joint venture investment.
  (d) 290 units under development in Irvine, CA are held through a joint venture investment.
  (e) 459 units under development and 271 units completed in lease-up in Houston, TX are held through joint venture investments.

THIRD QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION                    WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED: (h)


                                                 Incl. JVs at              Sep 30    Jun 30     Mar 31      Dec 31      Sep 30
                          "Same      Operating    Pro Rata
                        Property"    Communities    % (g)
                        Communities      (f)                                 2007      2007       2007        2006        2006
                       ---------------------------------------         -------------------------------------------------------
  D.C. Metro                  11.2%        14.0%       13.6%                95.6%     95.8%      95.5%       94.8%       96.6%
  Las Vegas, NV                6.8%         7.7%        8.8%                94.6%     95.3%      95.5%       95.0%       95.3%
  Los Angeles/Orange
   County, CA                  8.0%         6.4%        6.4%                94.5%     93.3%      92.7%       93.5%       94.6%
  San Diego/Inland
   Empire, CA                  3.2%         3.3%        3.2%                94.3%     93.1%      93.8%       94.0%       94.6%
  Tampa, FL                    8.4%         8.4%        8.1%                93.3%     94.2%      94.5%       92.8%       94.9%
  Dallas, TX                   7.2%         8.2%        8.1%                93.5%     94.6%      94.4%       93.8%       94.5%
  Houston, TX                  6.2%         6.6%        6.8%                95.2%     95.2%      95.0%       94.1%       94.4%
  SE Florida                   9.5%         7.7%        7.4%                95.4%     95.4%      96.2%       95.4%       95.0%
  Charlotte, NC                7.5%         7.6%        7.3%                95.2%     95.7%      95.1%       94.0%       95.6%
  Orlando, FL                  7.1%         5.7%        5.5%                93.6%     93.5%      92.6%       94.6%       95.0%
  Atlanta, GA                  7.3%         5.9%        5.7%                95.6%     94.7%      93.5%       94.1%       94.5%
  Denver, CO                   4.9%         4.3%        4.5%                96.1%     96.0%      94.5%       93.3%       94.8%
  Raleigh, NC                  4.5%         4.5%        4.3%                93.8%     95.0%      93.4%       92.4%       95.3%
  Phoenix, AZ                  3.4%         2.8%        3.0%                94.5%     94.2%      95.1%       94.4%       95.2%
  Austin, TX                   3.1%         3.8%        3.7%                94.3%     94.7%      93.8%       95.2%       94.8%
  Other                        1.7%         3.1%        3.6%                95.0%     95.5%      94.9%       93.8%       94.7%
                              -----        -----       -----                -----    ------     ------      ------      ------

        Total Portfolio      100.0%       100.0%      100.0%                94.5%     94.9%      94.6%       94.1%       95.0%


  (f) Operating communities include wholly-owned communities and completed communities in lease-up at quarter end and exclude communities sold during the quarter.
  (g) Based on total NOI from operating communities plus Camden's pro-rata share of total NOI from joint venture communities.
  (h) Occupancy figures include apartment homes held through joint venture investments but exclude communities in lease-up, under development, or under redevelopment.

                                                                                                          COMPONENTS OF
CAMDEN                                                                                    PROPERTY NET OPERATING INCOME
                                                                            (In thousands, except property data amounts)

------------------------------------------------------------------------------------------------------------------------

(Unaudited)


                                      Apartment   Three Months Ended September 30,     Nine Months Ended September 30,
Property Revenues                      Homes       2007        2006        Change        2007        2006       Change
                                    -----------  ----------------------------------   ----------------------------------
"Same Property" Communities (a)          42,089   $126,312     $121,931      $4,381     $375,205    $358,712     $16,493
Non-"Same Property" Communities (b)       4,956     15,848       10,738       5,110       43,376      25,517      17,859
Development and Lease-Up Communities
 (c)                                      3,112      2,577          106       2,471        5,054         105       4,949
Redevelopment Communities (d)             3,356      9,188        9,516       (328)       27,440      28,132       (692)
Dispositions / Other (e)                      -      1,099        7,515     (6,416)        3,316      23,136    (19,820)
                                    -----------  ---------  -----------  ----------   ----------  ----------  ----------
   Total Property Revenues               53,513   $155,024     $149,806      $5,218     $454,391    $435,602     $18,789

Property Expenses
"Same Property" Communities (a)          42,089    $49,108      $47,525      $1,583     $140,513    $135,404      $5,109
Non-"Same Property" Communities (b)       4,956      6,091        4,015       2,076       15,807       9,449       6,358
Development and Lease-Up Communities
 (c)                                      3,112      1,285          221       1,064        2,970         235       2,735
Redevelopment Communities (d)             3,356      3,763        3,585         178       10,694      10,581         113
Dispositions / Other (e)                      -        631        4,428     (3,797)        1,636      10,520     (8,884)
                                    -----------  ---------  -----------  ----------   ----------  ----------  ----------
   Total Property Expenses               53,513    $60,878      $59,774      $1,104     $171,620    $166,189      $5,431

Property Net Operating Income
"Same Property" Communities (a)          42,089    $77,204      $74,406      $2,798     $234,692    $223,308     $11,384
Non-"Same Property" Communities (b)       4,956      9,757        6,723       3,034       27,569      16,068      11,501
Development and Lease-Up Communities
 (c)                                      3,112      1,292        (115)       1,407        2,084       (130)       2,214
Redevelopment Communities (d)             3,356      5,425        5,931       (506)       16,746      17,551       (805)
Dispositions / Other (e)                      -        468        3,087     (2,619)        1,680      12,616    (10,936)
                                    -----------  ---------  -----------  ----------   ----------  ----------  ----------
   Total Property Net Operating
    Income                               53,513    $94,146      $90,032      $4,114     $282,771    $269,413     $13,358

Income from Discontinued Operations (f)             Three Months Ended                   Nine Months Ended
                                                      September 30,                        September 30,
                                                   2007        2006                      2007        2006
                                                 ----------------------               ----------------------
Property Revenues                                   $4,936       $8,089                  $18,004     $28,982
Property Expenses                                    2,564        4,796                    8,891      15,228
                                                 ---------   ----------               ----------   ---------
Property Net Operating Income                        2,372        3,293                    9,113      13,754
Interest                                             (117)        (121)                    (356)       (363)
Depreciation and Amortization                          (3)      (1,481)                  (2,033)     (5,020)
Income from discontinued operations allocated
 to common units                                     (219)        (870)                  (5,008)     (2,054)
Gain on sale of discontinued
 operations                                              -       29,350                   30,976      80,394
                                                 ---------   ----------               ----------   ---------
Income from Discontinued
 Operations                                         $2,033      $30,171                  $32,692     $86,711



Notes:
(a)"Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2006, excluding properties held for sale.
(b)Non-"Same Property" Communities are stabilized communities acquired or developed by the Company after January 1, 2006, excluding properties held for sale.
(c)Development and Lease-Up Communities are non-stabilized communities developed or acquired by the Company after January 1, 2006, excluding properties held for sale.
(d)Redevelopment Communities are non-stabilized communities redeveloped by the Company after January 1, 2006.
(e)Disposition Communities include those communities disposed of by the Company which are not classified as "Discontinued
   Operations". "Other" includes results from non-multifamily rental properties. "Other" property revenues includes the amortization of above and below market leases of communities acquired during 2006.
(f)Represents operating results for communities disposed of during 2006 or held for sale at September 30, 2007, of which Camden has, or expects to have, no continuing involvement.

                                                                                                             "SAME PROPERTY"
CAMDEN                                                                                             THIRD QUARTER COMPARISONS
                                                                                                          September 30, 2007
                                                                                (In thousands, except property data amounts)
----------------------------------------------------------------------------------------------------------------------------

(Unaudited)

                                    Revenues                         Expenses                      NOI
Quarterly Results (a)            3Q07      3Q06     Growth       3Q07       3Q06      Growth      3Q07      3Q06     Growth
----------------------------------------------------------------------------------------------------------------------------

D.C. Metro                      $12,010   $11,838       1.5%     $3,362      $3,071       9.5%     $8,648   $8,767    (1.4%)
Las Vegas, NV                     8,137     8,022       1.4%      2,899       2,848       1.8%      5,238    5,174      1.2%
Los Angeles/Orange County, CA     8,971     8,509       5.4%      2,792       2,715       2.8%      6,179    5,794      6.6%
San Diego/Inland Empire, CA       3,947     3,774       4.6%      1,499       1,462       2.5%      2,448    2,312      5.9%
Tampa, FL                        11,988    11,976       0.1%      5,508       5,525     (0.3%)      6,480    6,451      0.4%
Dallas, TX                       11,376    10,915       4.2%      5,832       5,553       5.0%      5,544    5,362      3.4%
Houston, TX                       8,325     7,912       5.2%      3,584       3,521       1.8%      4,741    4,391      8.0%
SE Florida                       11,698    11,238       4.1%      4,391       4,570     (3.9%)      7,307    6,668      9.6%
Charlotte, NC                     9,154     8,570       6.8%      3,332       3,177       4.9%      5,822    5,393      8.0%
Orlando, FL                       9,199     9,430     (2.4%)      3,692       3,742     (1.3%)      5,507    5,688    (3.2%)
Atlanta, GA                       9,141     8,727       4.7%      3,532       3,136      12.6%      5,609    5,591      0.3%
Denver, CO                        5,736     5,321       7.8%      1,924       1,833       5.0%      3,812    3,488      9.3%
Raleigh, NC                       5,629     5,264       6.9%      2,128       1,931      10.2%      3,501    3,333      5.0%
Phoenix, AZ                       4,114     4,024       2.2%      1,475       1,307      12.9%      2,639    2,717    (2.9%)
Austin, TX                        4,743     4,357       8.9%      2,341       2,328       0.6%      2,402    2,029     18.4%
Other                             2,144     2,054       4.4%        817         806       1.4%      1,327    1,248      6.3%
                                 ------    ------      -----     ------      ------     ------     ------    -----    ------

      Total Same Property      $126,312  $121,931       3.6%    $49,108     $47,525       3.3%    $77,204  $74,406      3.8%


                                Apartment
                                Homes               % of NOI        Average Occupancy (a)      Weighted Average Rental Rate(b)
Quarterly Results (a)           Included          Contribution    3Q07        3Q06     Change      3Q07      3Q06     Change
                                                      (a)
----------------------------------------------------------------------------------------------------------------------------

D.C. Metro                        2,663                11.2%      95.6%       96.5%     (0.9%)     $1,457   $1,445      0.8%
Las Vegas, NV                     2,937                 6.8%      94.4%       95.3%     (0.9%)        873      861      1.4%
Los Angeles/Orange County, CA     1,770                 8.0%      94.5%       94.6%     (0.1%)      1,654    1,618      2.2%
San Diego/Inland Empire, CA         846                 3.2%      94.3%       94.6%     (0.3%)      1,532    1,495      2.4%
Tampa, FL                         4,613                 8.4%      93.7%       94.9%     (1.2%)        817      828     (1.3%)
Dallas, TX                        5,441                 7.2%      93.2%       94.7%     (1.5%)        647      636      1.7%
Houston, TX                       3,350                 6.2%      94.9%       93.7%       1.2%        789      775      1.9%
SE Florida                        2,520                 9.5%      95.4%       95.0%       0.4%      1,474    1,448      1.8%
Charlotte, NC                     3,141                 7.5%      95.4%       96.2%     (0.8%)        918      875      4.9%
Orlando, FL                       3,296                 7.1%      93.6%       95.0%     (1.4%)        907      926     (2.0%)
Atlanta, GA                       3,202                 7.3%      95.6%       94.5%       1.1%        906      895      1.2%
Denver, CO                        1,985                 4.9%      96.5%       95.1%       1.4%        886      847      4.6%
Raleigh, NC                       2,220                 4.5%      93.8%       95.3%     (1.5%)        785      761      3.3%
Phoenix, AZ                       1,441                 3.4%      94.1%       94.7%     (0.6%)        926      908      2.0%
Austin, TX                        1,968                 3.1%      94.8%       94.6%       0.2%        729      701      4.0%
Other                               696                 1.7%      94.6%       93.3%       1.3%        974      957      1.7%
                                 ------                -----     ------      ------     ------      -----    -----     -----

      Total Same Property        42,089               100.0%      94.5%       95.0%     (0.4%)       $951     $937      1.6%

(a) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2006, excluding properties held for sale and communities under redevelopment.
(b) Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

CAMDEN                                                                                                            "SAME PROPERTY"
                                                                                                   SEQUENTIAL QUARTER COMPARISONS
                                                                                                               September 30, 2007
                                                                                     (In thousands, except property data amounts)

---------------------------------------------------------------------------------------------------------------------------------


(Unaudited)

                                      Revenues                          Expenses                     NOI
Quarterly Results (a)              3Q07       2Q07      Growth       3Q07      2Q07      Growth      3Q07      2Q07      Growth
---------------------------------------------------------------------------------------------------------------------------------

D.C. Metro                         $12,010    $11,961       0.4%      $3,362    $3,188       5.5%     $8,648    $8,773     (1.4%)
Las Vegas, NV                        8,137      8,136       0.0%       2,899     2,531      14.5%      5,238     5,605     (6.5%)
Los Angeles/Orange County, CA        8,971      8,566       4.7%       2,792     2,442      14.3%      6,179     6,124       0.9%
San Diego/Inland Empire, CA          3,947      3,828       3.1%       1,499     1,381       8.5%      2,448     2,447       0.0%
Tampa, FL                           11,988     12,243     (2.1%)       5,508     5,240       5.1%      6,480     7,003     (7.5%)
Dallas, TX                          11,376     11,360       0.1%       5,832     5,650       3.2%      5,544     5,710     (2.9%)
Houston, TX                          8,325      8,329       0.0%       3,584     3,495       2.5%      4,741     4,834     (1.9%)
SE Florida                          11,698     11,682       0.1%       4,391     4,291       2.3%      7,307     7,391     (1.1%)
Charlotte, NC                        9,154      8,919       2.6%       3,332     3,060       8.9%      5,822     5,859     (0.6%)
Orlando, FL                          9,199      9,349     (1.6%)       3,692     3,419       8.0%      5,507     5,930     (7.1%)
Atlanta, GA                          9,141      8,954       2.1%       3,532     3,433       2.9%      5,609     5,521       1.6%
Denver, CO                           5,736      5,594       2.5%       1,924     1,659      16.0%      3,812     3,935     (3.1%)
Raleigh, NC                          5,629      5,627       0.0%       2,128     1,963       8.4%      3,501     3,664     (4.4%)
Phoenix, AZ                          4,114      4,151     (0.9%)       1,475     1,286      14.7%      2,639     2,865     (7.9%)
Austin, TX                           4,743      4,584       3.5%       2,341     2,085      12.3%      2,402     2,499     (3.9%)
Other                                2,144      2,135       0.4%         817       728      12.2%      1,327     1,407     (5.7%)
                                    ------     ------     ------      ------    ------     ------     ------    ------     ------

      Total Same Property         $126,312   $125,418       0.7%     $49,108   $45,851       7.1%    $77,204   $79,567     (3.0%)


                                 Apartment
                                    Homes              % of NOI           Average Occupancy(a)       Weighted Average Rental Rate(b)
Quarterly Results (a)             Included           Contribution(a)   3Q07      2Q07      Change      3Q07      2Q07      Change
---------------------------------------------------------------------------------------------------------------------------------

D.C. Metro                           2,663                 11.2%       95.6%     95.8%     (0.2%)     $1,457    $1,455       0.2%
Las Vegas, NV                        2,937                  6.8%       94.4%     95.8%     (1.4%)        873       875     (0.2%)
Los Angeles/Orange County, CA        1,770                  8.0%       94.5%     92.6%       1.9%      1,654     1,636       1.1%
San Diego/Inland Empire, CA            846                  3.2%       94.3%     93.1%       1.2%      1,532     1,523       0.6%
Tampa, FL                            4,613                  8.4%       93.7%     94.5%     (0.8%)        817       828     (1.3%)
Dallas, TX                           5,441                  7.2%       93.2%     94.4%     (1.2%)        647       643       0.6%
Houston, TX                          3,350                  6.2%       94.9%     95.0%     (0.1%)        789       784       0.6%
SE Florida                           2,520                  9.5%       95.4%     95.4%       0.0%      1,474     1,472       0.2%
Charlotte, NC                        3,141                  7.5%       95.4%     96.0%     (0.6%)        918       890       3.1%
Orlando, FL                          3,296                  7.1%       93.6%     93.5%       0.1%        907       919     (1.2%)
Atlanta, GA                          3,202                  7.3%       95.6%     94.7%       0.9%        906       900       0.7%
Denver, CO                           1,985                  4.9%       96.5%     96.3%       0.2%        886       859       3.1%
Raleigh, NC                          2,220                  4.5%       93.8%     95.0%     (1.2%)        785       774       1.5%
Phoenix, AZ                          1,441                  3.4%       94.1%     93.9%       0.2%        926       933     (0.7%)
Austin, TX                           1,968                  3.1%       94.8%     94.6%       0.2%        729       718       1.5%
Other                                  696                  1.7%       94.6%     93.8%       0.8%        974       966       0.8%
                                    ------                ------      ------    ------     ------      -----     -----     ------

      Total Same Property           42,089                100.0%       94.5%     94.8%     (0.3%)       $951      $947       0.5%

(a) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2006, excluding properties held for sale and communities under redevelopment.
(b) Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

                                                                                                       "SAME PROPERTY"
CAMDEN                                                                                         YEAR TO DATE COMPARISONS
                                                                                                     September 30, 2007
                                                                           (In thousands, except property data amounts)

-----------------------------------------------------------------------------------------------------------------------


(Unaudited)

                                              Revenues                      Expenses                    NOI
Quarterly Results (a)                  2007     2006   Growth        2007     2006 Growth      2007     2006   Growth
-----------------------------------------------------------------------------------------------------------------------

D.C. Metro                          $35,728  $34,643       3.1%    $9,734   $9,211    5.7%  $25,994  $25,432       2.2%
Las Vegas, NV                        24,368   23,764       2.5%     8,004    7,969    0.4%   16,364   15,795       3.6%
Los Angeles/Orange County, CA        25,965   25,299       2.6%     7,672    7,469    2.7%   18,293   17,830       2.6%
San Diego/Inland Empire, CA          11,578   11,202       3.4%     4,264    4,202    1.5%    7,314    7,000       4.5%
Tampa, FL                            36,377   35,096       3.6%    15,946   15,295    4.3%   20,431   19,801       3.2%
Dallas, TX                           33,884   32,086       5.6%    16,883   16,400    2.9%   17,001   15,686       8.4%
Houston, TX                          24,823   23,489       5.7%    10,475   10,305    1.6%   14,348   13,184       8.8%
SE Florida                           35,075   33,264       5.4%    13,138   12,457    5.5%   21,937   20,807       5.4%
Charlotte, NC                        26,723   24,919       7.2%     9,447    9,072    4.1%   17,276   15,847       9.0%
Orlando, FL                          27,839   27,646       0.7%    10,532   10,315    2.1%   17,307   17,331     (0.1%)
Atlanta, GA                          26,928   25,665       4.9%    10,146    9,481    7.0%   16,782   16,184       3.7%
Denver, CO                           16,668   15,676       6.3%     5,300    5,271    0.6%   11,368   10,405       9.3%
Raleigh, NC                          16,632   15,443       7.7%     6,037    5,374   12.3%   10,595   10,069       5.2%
Phoenix, AZ                          12,488   11,761       6.2%     4,084    3,752    8.8%    8,404    8,009       4.9%
Austin, TX                           13,760   12,652       8.8%     6,549    6,521    0.4%    7,211    6,131      17.6%
Other                                 6,369    6,107       4.3%     2,302    2,310  (0.3%)    4,067    3,797       7.1%
                                    -------  -------     ------    ------  ------- -------  -------  -------    -------

      Total Same Property          $375,205 $358,712       4.6%  $140,513 $135,404    3.8% $234,692 $223,308       5.1%


                                   Apartment
                                     Homes           % of NOI      Average Occupancy(a)    Weighted Average Rental Rate(b)
Quarterly Results (a)              Included       Contribution(a)   2007     2006  Change      2007     2006    Change
-----------------------------------------------------------------------------------------------------------------------

D.C. Metro                            2,663               11.1%     95.6%    96.3%  (0.7%)   $1,456   $1,417       2.7%
Las Vegas, NV                         2,937                7.0%     95.3%    96.3%  (1.0%)      873      847       3.1%
Los Angeles/Orange County, CA         1,770                7.8%     93.2%    95.2%  (2.0%)    1,641    1,590       3.2%
San Diego/Inland Empire, CA             846                3.1%     93.7%    94.7%  (1.0%)    1,527    1,464       4.3%
Tampa, FL                             4,613                8.7%     94.3%    95.8%  (1.5%)      826      807       2.4%
Dallas, TX                            5,441                7.2%     93.9%    95.4%  (1.5%)      644      630       2.2%
Houston, TX                           3,350                6.1%     95.0%    94.7%    0.3%      784      760       3.1%
SE Florida                            2,520                9.3%     95.6%    96.5%  (0.9%)    1,473    1,410       4.4%
Charlotte, NC                         3,141                7.4%     95.6%    96.2%  (0.6%)      896      852       5.2%
Orlando, FL                           3,296                7.4%     93.3%    95.8%  (2.5%)      919      902       1.9%
Atlanta, GA                           3,202                7.2%     94.7%    94.9%  (0.2%)      902      878       2.7%
Denver, CO                            1,985                4.8%     95.8%    94.8%    1.0%      865      841       2.9%
Raleigh, NC                           2,220                4.5%     94.1%    95.9%  (1.8%)      774      743       4.2%
Phoenix, AZ                           1,441                3.6%     94.3%    96.2%  (1.9%)      931      876       6.2%
Austin, TX                            1,968                3.1%     94.4%    94.9%  (0.5%)      721      694       3.9%
Other                                   696                1.7%     94.3%    94.3%    0.0%      966      939       2.8%
                                     ------              ------    ------   ------  ------   ------    -----      -----

      Total Same Property            42,089              100.0%     94.6%    95.6%  (0.9%)     $948     $918       3.3%

(a) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2006, excluding properties held for sale and communities under redevelopment.
(b) Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

CAMDEN                                                                                 JOINT VENTURE OPERATIONS
                                                     (In thousands, except per share and property data amounts)

---------------------------------------------------------------------------------------------------------------


Company's Pro-rata Share of Joint Venture Operations:
(Unaudited)
                                                 Three Months Ended                      Nine Months Ended
                                                    September 30,                          September 30,
                                             ---------------------------            ---------------------------
OPERATING DATA (a)                                2007         2006                      2007         2006
------------------                           ---------------------------            ---------------------------
Property Revenues
Rental revenues                                      $5,475       $4,011                   $15,415      $11,982
Other property revenues                                 683          464                     1,807        1,305
                                             ---------------------------            ---------------------------
   Total property revenues                            6,158        4,475                    17,222       13,287

Property Expenses
Property operating and maintenance                    2,106        1,340                     5,141        3,787
Real estate
 taxes                                                  535          376                     1,463        1,158
                                             ---------------------------            ---------------------------
   Total property expenses                            2,641        1,716                     6,604        4,945

Net Operating Income (NOI)                            3,517        2,759                    10,618        8,342

Other expenses
Interest                                              2,014        1,407                     5,469        4,224
Depreciation and amortization                         1,615          781                     3,987        2,372
Other                                                    35           27                        90           71
                                             ---------------------------            ---------------------------
   Total other expenses                               3,664        2,215                     9,546        6,667

Gain on sale of properties,
 net                                                      -        1,084                         -        2,839
                                             ---------------------------            ---------------------------

Equity in income of joint
 ventures                                            ($147)       $1,628                    $1,072       $4,514
                                             ===========================            ===========================



                                                    Sep 30,      Jun 30,     Mar 31,       Dec 31,      Sep 30,
                                                       2007         2007        2007          2006         2006
                                             ------------------------------------------------------------------
BALANCE SHEET DATA (b)
------------------------------
Real estate assets, net                          $1,063,675   $1,045,006    $995,189      $976,408     $944,537
Cash and other assets, net                           26,621       25,816      26,109        25,993       20,760
                                             ------------------------------------------------------------------
   Total assets                                  $1,090,296   $1,070,822  $1,021,298    $1,002,401     $965,297

Notes payable                                      $859,786     $838,937    $795,329      $771,633     $748,542
Notes payable due to Camden                          47,406       45,043      43,412        41,456       31,035
Other
 liabilities                                         17,013       18,782      10,463        11,021       10,868
                                             ------------------------------------------------------------------
   Total
    liabilities                                    $924,205     $902,762    $849,204      $824,110     $790,445

Members' equity                                     166,091      168,060     172,094       178,291      174,852
                                             ------------------------------------------------------------------
   Total liabilities and members' equity         $1,090,296   $1,070,822  $1,021,298    $1,002,401     $965,297

Camden's equity investment                          $12,243      $12,722      $8,321        $9,245       $8,266
Distributions in excess of investment in
 joint ventures                                   ($20,867)    ($19,549)   ($18,805)     ($18,350)    ($18,044)

Camden's pro-rata share of
 debt                                              $210,476     $210,476    $184,778      $176,707     $166,689



PROPERTY DATA (end of period)
-----------------------------
Total operating properties                               37           36          36            36           36
Total operating apartment homes                      10,960       10,689      10,689        10,689       10,689
Pro rata share of operating apartment homes           2,153        2,072       2,072         2,072        2,072
Total development properties                              4            5           5             5            3
Total development apartment homes                     1,257        1,528       1,528         1,528        1,069
Pro rata share of development apartment homes           377          458         458           458          321


(a) Operating data represents Camden's pro-rata share of revenues and expenses.
(b) Balance sheet and property data reported at 100%.

CAMDEN                                                                                                CURRENT DEVELOPMENT PIPELINE


----------------------------------------------------------------------------------------------------------------------------------

(Unaudited)


DEVELOPMENT PIPELINE AS OF SEPTEMBER 30, 2007 ($ in millions)

                                                                                         Estimated/Actual Dates for
                               Total   Total    Cost          Construction  Initial   Construction Stabilized    As of 10/28/07
Completed Communities          Homes  Budget  to Date            Start     Occupancy   Completion  Operations % Leased  % Occupied
----------------------------------------------------------------------------------------------------------------------------------
  1.Camden Royal Oaks             236   $22.0    $21.0            2Q05        2Q06        3Q06        1Q08          72%        59%
      Houston, TX
  2.Camden Old Creek              350    98.0     92.1            1Q05        3Q06        1Q07        4Q07          83%        87%
      San Marcos, CA            -----   -----   ------                                                             ----       ----


Total Completed Communities       586  $120.0   $113.1                                                              78%        76%

                                                                                         Estimated/Actual Dates for
                               Total   Total    Cost   Amount Construction  Initial   Construction Stabilized    As of 10/28/07
Development Communities        Homes  Budget  to Date  in CIP    Start     Occupancy   Completion  Operations % Leased  % Occupied
----------------------------------------------------------------------------------------------------------------------------------

UNDER CONSTRUCTION
------------------------------
  3.Camden Monument Place         368   $64.0    $61.6   $22.1    1Q05        2Q07        4Q07        2Q08          50%        45%
      Fairfax, VA
  4.Camden City Centre            379    54.0     49.4    16.9    1Q06        2Q07        4Q07        3Q08          43%        41%
      Houston, TX
  5.Camden Potomac Yards          379   110.0     98.0    84.2    1Q05        3Q07        1Q08        4Q08           5%         3%
      Arlington, VA
  6.Camden Dulles Station         366    77.0     42.4    42.4    1Q06        1Q08        1Q09        3Q09
      Oak Hill, VA
  7.Camden Summerfield            291    68.0     53.5    53.5    2Q06        4Q07        4Q08        1Q09
      Landover, MD
  8.Camden Orange Court           261    49.0     37.1    37.1    2Q06        1Q08        3Q08        1Q09
      Orlando, FL
  9.Camden Circle C               208    27.0      7.0     7.0    2Q07        3Q08        4Q08        1Q09
      Austin, TX
 10.Camden Whispering Oaks        274    30.0      5.4     5.4    3Q07        3Q08        1Q09        3Q09
     Houston, TX                -----   -----    -----    ----



Total Development Communities   2,526  $479.0   $354.4  $268.6

Additional land held for development (a)                 220.0
                                                        ------

Total Properties Under Development (per Balance Sheet)  $488.6
                                                       =======


NOI CONTRIBUTION FROM NON STABILIZED COMMUNITIES ($ in millions)
                                                                                        Total Cost   3Q07 NOI
                                                                                        ----------   --------
Development Communities stabilized at quarter end                                           $144.3       $2.1
Completed Communities in lease-up                                                            113.1        0.7
Development Communities                                                                      354.4        0.6
                                                                                            ------       ----
    Total Development NOI Contribution                                                      $611.8       $3.4


(a) Please refer to the future development pipeline summary on page 18.








Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.

CAMDEN                                                                                          JOINT VENTURE DEVELOPMENT PIPELINE

----------------------------------------------------------------------------------------------------------------------------------

(Unaudited)


JOINT VENTURE DEVELOPMENT PIPELINE AS OF SEPTEMBER 30, 2007 ($ in millions)

                                                                                Estimated/Actual Dates for
                                Total Total   Cost    Amount  Construction   Initial    Construction Stabilized    As of 10/28/07
Joint Venture Camden Developed  Homes Budget to Date  in CIP     Start      Occupancy    Completion  Operations     %         %
 Communities                                                                                                     Leased   Occupied
----------------------------------------------------------------------------------------------------------------------------------

COMPLETED AND IN LEASE-UP
---------------------------
1.Camden Plaza                    271  $42.9   $40.5     $0.0     1Q06         2Q07         3Q07        2Q08        46%        44%
    Houston, TX

UNDER CONSTRUCTION
---------------------------
2.Camden College Park             508  139.9   112.0     88.0     3Q06         4Q07         1Q09        4Q09         6%         3%
    College Park, MD
3.Camden Main & Jamboree          290  107.1   105.2    105.1     3Q04         4Q07         4Q07        2Q08
    Irvine, CA                  ----- ------   -----    -----


Total Joint Venture Camden
 Developed Communities          1,069 $289.9  $257.7   $193.1





                                                      Camden     Camden         Estimated/Actual Dates for
                                Total Total   Cost    Equity   Mezzanine   Construction  Stabilized
Joint Venture Third Party       Homes Budget to Date Invested   Invested      Start           Operations
 Developed Communities
---------------------------------------------------------------------------------------------------------------

UNDER CONSTRUCTION
---------------------------
1.Braeswood Place                 340  $48.0   $18.7     $1.4         $7.8     1Q07         1Q09
    Houston, TX
2.Belle Meade                     119   30.0     7.1      1.0          4.7     2Q07         1Q09
    Houston, TX                  ----  -----   -----    -----        -----


Total Joint Venture Third Party
 Developed Communities            459  $78.0   $25.8     $2.4        $12.5










Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.

CAMDEN                                                                         FUTURE DEVELOPMENT PIPELINE
                                                                                      & LAND HELD FOR SALE

----------------------------------------------------------------------------------------------------------

(Unaudited)

DEVELOPMENT PIPELINE AS OF SEPTEMBER 30, 2007 ($ in millions)

                                                                Projected       Estimated             Cost
PIPELINE COMMUNITIES (a)                                            Homes          Budget          to Date
----------------------------------------------------------------------------------------------------------

PRE CONSTRUCTION
-----------------
 1.Camden Amber Oaks I                                                348           $40.0             $6.0
   Austin, TX
 2.Camden Montague                                                    192            33.0              6.7
   Tampa, FL
 3.Camden South Capital                                               276           110.0             21.6
   Washington, DC
 4.Camden Lake Nona                                                   432            70.0             14.9
   Orlando, FL
 5.Camden Noma I                                                      313           150.0             21.5
   Washington, DC
 6.Camden Lincoln Station                                             271            60.0              6.3
   Denver, CO
 7.Camden Deer Springs                                                428            85.0             16.4
   Las Vegas, NV
 8.Camden North Lamar                                                 290            55.0              7.5
   Austin, TX
 9.Camden McGowen Station                                             237            48.0              9.7
   Houston,TX
10.Camden Summerfield II                                              187            55.0             16.4
   Landover, MD

PRE DEVELOPMENT
----------------
11.Camden Selma and Vine                                              306           250.0             32.3
   Hollywood, CA
12.Camden Sutherland                                                  238            45.0              0.9
   Houston, TX
13.Camden City Centre II                                              239            40.0              7.1
   Houston, TX
14.Camden Amber Oaks II                                               244            30.0              4.2
   Austin, TX
15.Camden Noma II                                                     400           192.0             27.5
   Washington, DC
16.Camden Andrau                                                      601            57.0              7.9
   Houston, TX
17.Camden Farmers Market III                                          306            50.0              9.6
   Dallas, TX

UNDER CONTRACT
----------------
18.Camden Celebration                                                 438            75.0              0.0
   Orlando, FL
19.Camden Countryway                                                  348            60.0              0.0
   Tampa, FL
20.Camden Highlands                                                   400            80.0              0.0
                                                                     ----           -----             ----
   Broomefield, CO

Subtotal Development Pipeline                                       6,494        $1,585.0           $216.4

Costs incurred for Properties Under Contract (b)                                                       3.6

Total Development Pipeline                                                                          $220.0

                                                                                                   Current
LAND HELD FOR SALE AS OF SEPTEMBER 30, 2007 ($ in millions)                         Acres       Book Value
----------------------------------------------------------------------------------------------------------
 1.Southeast Florida                                                                  3.1            $12.5
 2.Dallas                                                                             2.4              1.8
                                                                                     ----           ------

Total Land Parcels Held For Sale:                                                     5.5            $14.3

(a) Represents development opportunities in the early phase of the development process for which the Company either has an option to acquire land or enter into a leasehold interest, for which the Company is the buyer under a long-term conditional contract to purchase land or where the Company owns land to develop a new community.

(b) The Company capitalizes related predevelopment costs incurred in pursuit of new developments for which future development is probable.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.

CAMDEN                                                                                                  REDEVELOPMENT SUMMARY


-----------------------------------------------------------------------------------------------------------------------------

(Unaudited)


REDEVELOPMENT SUMMARY AS OF SEPTEMBER 30, 2007 ($ in millions)

                                           Homes                             Estimated/Actual Dates for
                                Total   Redeveloped  Total   Cost   Redevelopment Redevelopment    Project       3Q07 Average
Communities                     Homes     To Date   Budget  to Date     Start      Completion   Restabilizatio   % Occupied
-----------------------------------------------------------------------------------------------------------------------------
  1.Camden Breakers                 288         215    $1.2    $0.6     4Q06          1Q08           2Q08            93%
    Corpus Christi, TX
  2.Camden Canyon                   200          92     2.5     1.4     1Q07          2Q08           3Q08            94%
    Las Vegas, NV
  3.Camden Del Mar                  560         310     7.9     4.8     1Q07          2Q08           3Q08            89%
    Las Vegas, NV
  4.Camden Fairways                 320         172     5.3     2.9     1Q07          2Q08           3Q08            89%
    Henderson, NV
  5.Camden Glen Lakes               424         330     6.2     5.7     4Q06          1Q08           2Q08            82%
    Dallas, TX
  6.Camden Providence Lakes         260         187     1.6     1.5     4Q06          1Q08           2Q08            88%
    Brandon, FL
  7.Camden Touchstone               132         115     1.3     0.9     4Q06          1Q08           2Q08            91%
    Charlotte, NC
  8.Camden Vanderbilt               894         572     8.2     4.8     4Q06          2Q08           3Q08            83%
    Houston, TX
  9.Camden Westshore                278         224     1.7     1.3     4Q06          1Q08           2Q08            75%
                                   ----        ----    ----    ----                                                 ----
    Tampa, FL

Total                             3,356       2,217   $35.9   $23.9


Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.

CAMDEN                                                                                          NOTES RECEIVABLE SUMMARY


------------------------------------------------------------------------------------------------------------------------

(Unaudited)


NOTES RECEIVABLE AS OF SEPTEMBER 30, 2007 ($ in thousands)

                                                                                           09/30/07   09/30/07  06/30/07
                                                                                            Total       Note       Note
 Location                             Current Property Type  Current Status                 Homes      Balance   Balance
 -----------------------------------------------------------------------------------------------------------------------
 Irvine, CA                           Multifamily             Development                       290    $19,636   $18,959
 Houston, TX                          Multifamily             Development/Predevelopment        831     32,197    30,535
 College Park, MD                     Multifamily             Development                       508      7,904     7,631
                                                                                        -----------  ---------  --------

 Total Notes Receivable:                                                                      1,629    $59,737   $57,125

 Weighted Average Interest Rate Recognized:                                                               11.6%     11.7%

CAMDEN                                       ACQUISITIONS & DISPOSITIONS


-----------------------------------------------------------------------------------------------------------------

(Unaudited)


2007 ACQUISITION/DISPOSITION ACTIVITY

Acquisitions
------------
 1.Camden South Congress             Austin, TX            Multifamily            253            04/02/07
 2.Camden Royal Palms                Tampa, FL             Multifamily            352            06/26/07

TOTAL ACQUISITION VOLUME:                  $83.9 million                   605 apartment homes


Dispositions
------------
 1.Camden Taravue                    St. Louis, MO         Multifamily              304          05/18/07
 2.Camden Downs                      Louisville, KY        Multifamily              254          06/14/07
 3.Camden Trace                      St. Louis, MO         Multifamily              372          06/21/07

TOTAL DISPOSITION VOLUME:                  $49.9 million                    930 apartment homes

CAMDEN                                                                                              DEBT ANALYSIS
                                                                     (In thousands, except property data amounts)

-----------------------------------------------------------------------------------------------------------------

(Unaudited)

DEBT MATURITIES AS OF SEPTEMBER 30, 2007: (a)
                                                                                               Weighted Average
                                     Future Scheduled Repayments                Percent        Interest Rate on
                            ----------------------------------------------     of Total          Maturing Debt
 Year                          Amortization     Maturities           Total
 ----------------------------------------------------------------------------------------------------------------
 2007                                $3,097             $0          $3,097              0.1%                 0.0%
 2008                                11,694        188,879         200,573              7.3%                 4.8%
 2009                                 7,772        190,324         198,096              7.2%                 5.0%
 2010                                 7,026        445,677         452,703             16.4%                 5.1%
 2011                                 4,033        244,233         248,266              9.0%                 6.5%
 2012                                 2,913        269,541         272,454              9.9%                 5.7%
 2013                                 1,624        225,831         227,455              8.2%                 5.4%
 Thereafter                          45,919        567,629         613,548             22.2%                 5.3%
                            --------------- -------------- --------------- ----------------- --------------------
        Total Maturing Debt         $84,078     $2,132,114      $2,216,192             80.2%                 5.4%

 Unsecured Line of Credit &
 Other Short Term
  Borrowings                              0        548,000         548,000             19.8%                 5.5%
                            --------------- -------------- --------------- ----------------- --------------------
                 Total Debt         $84,078     $2,680,114      $2,764,192            100.0%                 5.4%

 Weighted Average Maturity of Debt               5.2 Years (excluding line of credit)


                                                                            Weighted Average
FLOATING vs. FIXED RATE DEBT:                      Balance   % of Total      Interest Rate
                                            ------------------------------------------------
    Floating rate debt                            $605,871           21.9%              5.5%
    Fixed rate debt                              2,158,321           78.1%              5.4%
                                            -------------- --------------- -----------------
      Total                                     $2,764,192          100.0%              5.4%

                                                                            Weighted Average
SECURED vs. UNSECURED DEBT:                        Balance   % of Total      Interest Rate
                                            ------------------------------------------------
    Unsecured debt                              $2,198,628           79.5%              5.6%
    Secured debt                                   565,564           20.5%              4.9%
                                            -------------- --------------- -----------------
      Total                                     $2,764,192          100.0%              5.4%

                                                                                      Weighted Average
SECURED DEBT DETAIL:                               Balance   % of Total      Interest Rate
                                            ------------------------------------------------
    Coventional fixed-rate mortgage debt          $501,286           88.6%              4.8%
    Tax exempt fixed rate debt                       6,407            1.2%              7.3%
    Tax exempt variable rate debt                   57,871           10.2%              4.9%
                                            -------------- --------------- -----------------
      Total                                       $565,564          100.0%              4.9%

REAL ESTATE ASSETS: (b)                        Total Homes   % of Total           Total Cost      % of Total
                                            ---------------------------------------------------------------------
    Unencumbered real estate assets                 47,327           84.5%        $4,523,839                81.7%
    Encumbered real estate assets                    8,701           15.5%         1,016,329                18.3%
                                            -------------- --------------- ----------------- --------------------
      Total                                         56,028          100.0%        $5,540,168               100.0%

                            -------------------------------------------------------------------------------------
                                     Ratio of unencumbered assets at cost to unsecured debt is 2.1 times
                            -------------------------------------------------------------------------------------


UNCONSOLIDATED, NON-RECOURSE DEBT:
 Pro-Rata Share of Debt                           $210,476
 Weighted Average Interest Rate                       6.4%



 (a) Debt maturities exclude unsecured line of credit, which after all extensions matures in January 2011.
 (b) Real estate assets include communities under development and exclude communities held through joint ventures.

CAMDEN                                                                                           DEBT COVENANT ANALYSIS
                                                                                                      September 30, 2007

------------------------------------------------------------------------------------------------------------------------

(Unaudited)


UNSECURED LINE OF CREDIT


Covenant (a)                                                           Required                 Actual (b)   Compliance
--------------------------------------------------------  -----------------------------------  ------------  -----------
Total Consolidated Debt to Gross Asset Value                  less than or equal to   60%          46%           Yes

Secured Debt to Gross Asset Value                             less than or equal to   40%           9%           Yes

Consolidated EBITDA to Total Fixed Charges                 greater than or equal to  150%          212%          Yes

Unencumbered Adjusted NOI to Unsecured Interest Expense                greater than  200%          237%          Yes


SENIOR UNSECURED NOTES

Covenant (a)                                                           Required                 Actual (b)   Compliance
--------------------------------------------------------  -----------------------------------  ------------  -----------
Total Consolidated Debt to Total Asset Value                  less than or equal to   60%          49%           Yes

Total Secured Debt to Total Asset Value                       less than or equal to   40%          10%           Yes

Total Unencumbered Asset Value to Total Unsecured Debt     greater than or equal to  150%          212%          Yes

Consolidated Income Available for Debt Service to Total                greater than  150%          255%          Yes
Annual Service Charges


(a) For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as
    well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(b) Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured
    Notes.

CAMDEN                                                                                          CAPITALIZED EXPENDITURES
                                                                                                   & MAINTENANCE EXPENSE
                                                                                        (In thousands, except unit data)

------------------------------------------------------------------------------------------------------------------------

(Unaudited)
                                         Third Quarter 2007 (a)
                                    ------------------------------------------------------------------------------------
                                             Capitalized                                         Expensed
                                    ---------------------------------------------------------  -------------------------
                                            Weighted Average
 Item                                      Useful Life (b)             Total      Per Unit        Total      Per Unit
 ---------------------------------  ---------------------------------------------------------  -------------------------
 Interiors
   Floor coverings                            5.4 years                  $3,310           $62        $1,058          $20
   Appliances                                 9.2 years                     605            11           166            3
   Painting                                       -                           -             -         1,999           37
   Cabinetry/Countertops                     10.0 years                     269             5             -            -
   Other                                      9.3 years                     633            12           773           14
 Exteriors
   Painting                                   5.0 years                   1,622            30             -            -
   Carpentry                                 10.0 years                   1,622            30             -            -
   Landscaping                                7.4 years                     732            14         2,543           48
   Roofing                                   20.0 years                     172             3           113            2
   Site Drainage                             10.0 years                     116             2             -            -
   Fencing/Stair                             10.0 years                     386             7             -            -
   Other (c)                                  8.0 years                   1,126            21         3,075           58
 Common Areas
   Mech., Elec., Plumbing                     9.8 years                     901            17           954           18
   Parking/Paving                             5.0 years                     160             3             -            -
   Pool/Exercise/Facility                     8.2 years                   1,158            22           419            8
                                                                    -------------------------  -------------------------
                                                                        $12,812          $240       $11,100         $208

 Weighted Average Apartment Homes                                                      53,466                     53,466




                                         Year-to-Date 2007 (a)
                                    ------------------------------------------------------------------------------------
                                             Capitalized                                         Expensed
                                    ---------------------------------------------------------  -------------------------
                                            Weighted Average
 Item                                      Useful Life (b)             Total      Per Unit        Total      Per Unit
 ---------------------------------  ---------------------------------------------------------  -------------------------
 Interiors
   Floor coverings                            5.4 years                  $9,215          $173        $2,667          $50
   Appliances                                 9.2 years                   1,768            33           449            8
   Painting                                       -                           -             -         5,001           94
   Cabinetry/Countertops                     10.0 years                     730            14             -            -
   Other                                      9.3 years                   1,818            34         1,645           31
 Exteriors
   Painting                                   5.0 years                   3,051            57             -            -
   Carpentry                                 10.0 years                   3,346            63             -            -
   Landscaping                                7.4 years                   2,812            53         8,068          151
   Roofing                                   20.0 years                   1,193            22           231            4
   Site Drainage                             10.0 years                     353             7             -            -
   Fencing/Stair                             10.0 years                   1,011            19             -            -
   Other (c)                                  8.0 years                   2,965            56         8,572          161
 Common Areas
   Mech., Elec., Plumbing                     9.8 years                   2,713            51         2,439           46
   Parking/Paving                             5.0 years                     819            15             -            -
   Pool/Exercise/Facility                     8.2 years                   3,765            71         1,074           20
                                                                    -------------------------  -------------------------
                                                                        $35,559          $667       $30,146         $565

 Weighted Average Apartment Homes                                                      53,329                     53,329



 (a) Includes discontinued operations. Capitalized expenditures for discontinued operations were $675 and $1,607 for the three and nine months months ended September 30, 2007. Maintenance expenses for discontinued operations were $487 and $1,744 for the same periods.
 (b) of capitalized expenses for the three months ended September 30, 2007
 (c) Includes in part the following items: site/building repair, masonry/plaster, and general conditions. Costs recorded as repairs and maintenance exclude costs related to our trash removal rebilling program which were included as a component of repairs and maintenance in prior periods but are now included in utility costs during the period.

CAMDEN                                                                                   NON-GAAP FINANCIAL MEASURES
                                                                                       DEFINITIONS & RECONCILIATIONS
                                                                            (In thousands, except per share amounts)

--------------------------------------------------- ----------------------------------------------------------------


(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity
 REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.



FFO
--------------
The National Association of Real Estate Investment Trusts ("NAREIT") currently defines FFO as net income computed in accordance with generally accepted accounting principles ("GAAP"), excluding gains or losses from depreciable operating property sales, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Camden's definition of diluted FFO also assumes conversion of all dilutive convertible securities, including minority interests, which are convertible into common equity. The Company considers FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties and excluding depreciation, FFO can help one compare the operating performance of a company's real estate between periods or as compared to different companies. A reconciliation of net income to FFO is provided below:


                                                        Three Months Ended               Nine Months Ended
                                                           September 30,                   September 30,
                                                    ---------------------------     ----------------------------
                                                         2007         2006               2007          2006
                                                    ---------------------------     ----------------------------
  Net income                                               $11,852     $125,457             $67,481     $201,482
  Real estate depreciation and amortization from
   continuing operations                                    41,517       38,509             118,497      112,300
  Real estate depreciation from discontinued
   operations                                                    3        1,481               2,033        5,014
  Adjustments for unconsolidated joint ventures              1,641          760               3,952        2,305
  Income from continuing operations allocated to
   common units                                              1,051       12,255               2,835       14,226
  Income from discontinued operations allocated to
   common units                                                219          870               5,008        2,054
  Income tax expense on sale of depreciable
   operating properties                                          -            -               1,184            -
  (Gain) on sale of operating properties                         -     (91,581)                   -     (91,581)
  (Gain) on sale of discontinued operations                      -      (8,842)            (30,976)     (59,886)
  (Gain) on sale of joint venture properties                     -      (1,085)                   -      (2,848)
                                                    ---------------------------     ----------------------------
     Funds from operations - diluted                       $56,283      $77,824            $170,014     $183,066
                                                    ===========================     ============================

Weighted average number of common and
common equivalent shares outstanding:
   EPS diluted                                              58,993       61,250              59,634       58,904
   FFO diluted                                              61,978       62,885              62,634       60,666

 Net income per common share - diluted                       $0.20        $2.07               $1.13        $3.46
 FFO per common share - diluted                              $0.91        $1.24               $2.71        $3.02

Expected FFO
-------------
Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected net income (EPS). A reconciliation of the ranges provided for expected net income per diluted share to expected FFO per diluted share is provided below:

                                                            4Q07 Range                       2007 Range
                                                               Low         High                 Low         High
                                                    ---------------------------     ----------------------------

Expected net income per share - diluted                      $0.20        $0.25               $1.33        $1.38
Expected difference between EPS and fully diluted
 FFO shares                                                 (0.01)       (0.01)              (0.05)       (0.05)
Expected real estate depreciation                             0.67         0.67                2.59         2.59
Expected adjustments for unconsolidated joint
 ventures                                                     0.02         0.02                0.08         0.08
Expected income allocated to common units                     0.03         0.03                0.15         0.15
Expected (gain) on sale of properties held in joint
 ventures                                                     0.00         0.00                0.00         0.00
Expected (gain) on sale of properties and
 properties held for sale                                     0.00         0.00              (0.48)       (0.48)
                                                    ---------------------------     ----------------------------
Expected FFO per share - diluted                             $0.91        $0.96               $3.62        $3.67




Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.

CAMDEN                                                                                   NON-GAAP FINANCIAL MEASURES
                                                                                       DEFINITIONS & RECONCILIATIONS
                                                                            (In thousands, except per share amounts)

--------------------------------------------------- ----------------------------------------------------------------


(Unaudited)

Net Operating Income (NOI)
-------------------------------------------------------------------
NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes. The
Company considers NOI to be an appropriate supplemental measure of operating performance to net income because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income to net operating income is provided below:

                                                                        Three Months Ended           Nine Months Ended
                                                                          September 30,                September 30,
                                                                   ----------------------------    ---------------------
                                                                         2007          2006           2007       2006
                                                                   ----------------------------    ---------------------
Net income                                                                  $11,852    $125,457        $67,481  $201,482
Fee and asset management                                                    (1,765)     (5,433)        (6,571)  (11,030)
Sale of technology investments                                                    -     (1,602)              -   (1,602)
Interest and other income                                                   (2,008)     (1,733)        (5,380)   (6,097)
Income on deferred compensation plans                                       (1,261)     (1,927)        (8,402)   (4,308)
Property management expense                                                   4,448       4,629         13,976    13,821
Fee and asset management expense                                                971       3,689          3,402     8,293
General and administrative expense                                            8,110       9,849         24,076    25,299
Interest expense                                                             27,737      29,055         84,806    91,229
Depreciation and amortization                                                42,446      39,173        120,834   114,281
Amortization of deferred financing costs                                        913         941          2,732     2,891
Expense on deferred compensation plans                                        1,261       1,927          8,402     4,308
Gain on sale of properties, including land                                        -    (96,247)              -  (97,556)
Equity in income of joint ventures                                              147     (1,628)        (1,072)   (4,514)
Distributions on perpetual preferred units                                    1,750       1,750          5,250     5,250
Income allocated to common units and other minority interests                 1,225      12,303          3,355    14,377
Income tax expense                                                              353           -          1,390         -
Income tax expense on sale of depreciable operating properties                    -           -          1,184         -
Income from discontinued operations                                         (2,252)     (1,691)        (6,724)   (8,371)
Gain on sale of discontinued operations                                           -    (29,350)       (30,976)  (80,394)
Income from discontinued operations allocated to common units                   219         870          5,008     2,054
                                                                   ----------------------------    ---------------------
   Net Operating Income (NOI)                                               $94,146     $90,032       $282,771  $269,413

"Same Property" Communities                                                 $77,204     $74,406       $234,692  $223,308
Non-"Same Property" Communities                                               9,757       6,723         27,569    16,068
Development and Lease-Up Communities                                          1,292       (115)          2,084     (130)
Redevelopment Communities                                                     5,425       5,931         16,746    17,551
Dispositions / Other                                                            468       3,087          1,680    12,616
                                                                   ----------------------------    ---------------------
  Net Operating Income (NOI)                                                $94,146     $90,032       $282,771  $269,413


EBITDA
---------------------------------------------------------------
EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in income of joint ventures, gain on sale of real estate assets, and income allocated to minority interests. The Company considers EBITDA to be an appropriate supplemental measure of operating performance to net income because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. A reconciliation of net income to EBITDA is provided below:

                                                                        Three Months Ended           Nine Months Ended
                                                                          September 30,                September 30,
                                                                   ----------------------------    ---------------------
                                                                         2007          2006           2007       2006
                                                                   ----------------------------    ---------------------
Net income                                                                  $11,852    $125,457        $67,481  $201,482
Interest expense                                                             27,854      29,176         85,162    91,592
Amortization of deferred financing costs including discontinued
 operations                                                                     913         941          2,732     2,897
Depreciation and amortization                                                42,446      39,173        120,834   114,281
Distributions on perpetual preferred units                                    1,750       1,750          5,250     5,250
Income allocated to common units and other minority interests                 1,225      12,303          3,355    14,377
Income tax expense                                                              353           -          1,390         -
Income tax expense on sale of depreciable operating properties                    -           -          1,184         -
Real estate depreciation from discontinued operations                             3       1,481          2,033     5,014
Gain on sale of properties, including land                                        -    (96,247)              -  (97,556)
Equity in income of joint ventures                                              147     (1,628)        (1,072)   (4,514)
Gain on sale of discontinued operations                                           -    (29,350)       (30,976)  (80,394)
Income from discontinued operations allocated to common units                   219         870          5,008     2,054
                                                                   ----------------------------    ---------------------
 EBITDA                                                                     $86,762     $83,926       $262,381  $254,483

CAMDEN                                                                                       OTHER DATA


-------------------------------------------------------------------------------------------------------

(Unaudited)

Stock Symbol:               CPT

Exchange Traded:            NYSE

Senior Unsecured Debt Ratings:                    Rating       Outlook
                                               ------------  -----------
                            Standard & Poors       BBB+         Stable
                            Fitch                  BBB+         Stable
                            Moody's                Baa2        Positive


Estimated Future Dates:                              Q4 '07       Q1 '08        Q2 '08        Q3 '08
                                               ------------  -----------   -----------   -----------
  Earnings release & conference call              Early Feb    Early May     Early Aug     Early Nov

Dividend Information - Common Shares:                Q1 '07       Q2 '07        Q3 '07
                                               ------------  -----------   -----------
  Declaration Date                                 03/15/07     06/15/07      09/14/07
  Record Date                                      03/30/07     06/29/07      09/28/07
  Payment Date                                     04/17/07     07/17/07      10/17/07
  Distributions Per Share                             $0.69        $0.69         $0.69


Investor Relations Data:

  Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases and Supplemental Data upon request.

  For Investor Relations: recent press releases, 10-Q's, 10-K's and other information, call 1-800-9CAMDEN or (713) 354-2787.

  To access Camden's Quarterly Conference Call, please visit our web site at camdenliving.com

  For questions contact:

       Richard J. Campo                   Chairman & Chief Executive Officer
       D. Keith Oden                      President & Chief Operating Officer
       Dennis M. Steen                    Chief Financial Officer
       Kimberly A. Callahan               Vice President- Investor Relations & Asset Management

CAMDEN                                                                                                             COMMUNITY TABLE
                                                                                               Community Statistics as of 09/30/07

----------------------------------------------------------------------------------------------------------------------------------
(Unaudited)                                                                                                         3Q07 Avg
                                                                                                               Market Rental Rates
                                                                 Year Placed   Average  Apartment 3Q07 Avg   ---------------------
Community Name                    City                State       in Service    Size     Homes    Occupancy   Per Home   Per Sq. Ft.
----------------------------------------------------------------------------------------------------------------------------------

   Camden Copper Square           Phoenix             AZ                 2000      786      332      94%          869         1.11
   Camden Fountain Palms (1)      Peoria              AZ            1986/1996    1,050      192      93%          819         0.78
   Camden Legacy                  Scottsdale          AZ                 1996    1,067      428      92%        1,021         0.96
   Camden Pecos Ranch (1)         Chandler            AZ                 2001      924      272      97%          873         0.94
   Camden San Paloma              Scottsdale          AZ            1993/1994    1,042      324      95%        1,055         1.01
   Camden Sierra (1)              Peoria              AZ                 1997      925      288      94%          791         0.86
   Camden Towne Center (1)        Glendale            AZ                 1998      871      240      95%          808         0.93
   Camden Vista Valley            Mesa                AZ                 1986      923      357      95%          749         0.81
==================================================================================================================================
      TOTAL ARIZONA                                 8 Properties                   951    2,433      94%          884         0.93

   Camden Crown Valley            Mission Viejo       CA                 2001    1,009      380      96%        1,648         1.63
   Camden Harbor View             Long Beach          CA                 2004      976      538      93%        2,048         2.10
   Camden Martinique              Costa Mesa          CA                 1986      795      714      95%        1,375         1.73
   Camden Parkside (1)            Fullerton           CA                 1972      836      421      94%        1,287         1.54
   Camden Sea Palms               Costa Mesa          CA                 1990      891      138      96%        1,583         1.78
                                  ------------------------------------------------------------------------------------------------
      Total Los Angeles/Orange                      5 Properties                   890    2,191      94%        1,584         1.78
       County

   Camden Old Creek (2)           San Marcos          CA                 2007    1,036      350   Lease-up      1,596         1.54
   Camden Sierra at Otay Ranch    Chula Vista         CA                 2003      962      422      96%        1,497         1.56
   Camden Tuscany                 San Diego           CA                 2003      891      160      96%        1,994         2.24
   Camden Vineyards               Murrieta            CA                 2002    1,053      264      91%        1,308         1.24
                                  ------------------------------------------------------------------------------------------------
      Total San Diego/Inland                        4 Properties                   994    1,196      94%        1,550         1.56
       Empire

==================================================================================================================================
      TOTAL CALIFORNIA                              9 Properties                   927    3,387      94%        1,572         1.70

   Camden Arbors                  Westminster         CO                 1986      792      358      96%          714         0.90
   Camden Caley                   Englewood           CO                 2000      925      218      96%          839         0.91
   Camden Centennial              Littleton           CO                 1985      744      276      97%          687         0.92
   Camden Denver West (1)         Golden              CO                 1997    1,015      320      97%        1,020         1.00
   Camden Highlands Ridge         Highlands Ranch     CO                 1996    1,149      342      96%        1,085         0.95
   Camden Interlocken             Broomfield          CO                 1999    1,022      340      97%        1,051         1.03
   Camden Lakeway                 Littleton           CO                 1997      932      451      97%          891         0.96
   Camden Pinnacle (3)            Westminster         CO                 1985      748      224      92%          649         0.87
==================================================================================================================================
      TOTAL COLORADO                                8 Properties                   927    2,529      96%          882         0.95

   Camden Ashburn Farms           Ashburn             VA                 2000    1,061      162      95%        1,335         1.26
   Camden Clearbrook              Frederick           MD                 2007    1,049      297      96%        1,264         1.20
   Camden Fair Lakes              Fairfax             VA                 1999      996      530      93%        1,489         1.50
   Camden Fairfax Corner          Fairfax             VA                 2006      934      488      95%        1,580         1.69
   Camden Fallsgrove              Rockville           MD                 2004      996      268      96%        1,533         1.54
   Camden Grand Parc              Washington          DC                 2002      904      105      97%        2,174         2.40
   Camden Lansdowne               Leesburg            VA                 2002    1,006      690      97%        1,294         1.29
   Camden Largo Town Center       Largo               MD            2000/2007    1,028      245      96%        1,581         1.54
   Camden Roosevelt               Washington          DC                 2003      856      198      97%        2,130         2.49
   Camden Russett                 Laurel              MD                 2000    1,025      426      95%        1,312         1.28
   Camden Silo Creek              Washington          DC                 2004      971      284      96%        1,278         1.32
   Camden Westwind                Ashburn             VA                 2006    1,036      464      93%        1,287         1.24
==================================================================================================================================
      TOTAL DC METRO                               12 Properties                   995    4,157      96%        1,446         1.45

   Camden Aventura                Aventura            FL                 1995    1,106      379      94%        1,429         1.29
   Camden Brickell                Miami               FL                 2003      937      405      96%        1,520         1.62
   Camden Doral                   Miami               FL                 1999    1,172      260      96%        1,491         1.27
   Camden Doral Villas            Miami               FL                 2000    1,253      232      95%        1,550         1.24
   Camden Las Olas                Ft. Lauderdale      FL                 2004    1,043      420      95%        1,669         1.60
   Camden Plantation              Plantation          FL                 1997    1,152      502      95%        1,357         1.18
   Camden Portofino               Pembroke Pines      FL                 1995    1,307      322      96%        1,333         1.02
                                  ------------------------------------------------------------------------------------------------
      Total Southeast Florida                       7 Properties                 1,124    2,520      95%        1,474         1.31

   Camden Club                    Longwood            FL                 1986    1,077      436      94%          924         0.86
   Camden Hunter's Creek          Orlando             FL                 2000    1,082      270      96%          993         0.92
   Camden Lago Vista              Orlando             FL                 2005      954      366      91%          980         1.03
   Camden Landings                Orlando             FL                 1983      748      220      93%          757         1.01
   Camden Lee Vista               Orlando             FL                 2000      937      492      93%          889         0.95
   Camden Renaissance             Altamonte Springs   FL            1996/1998      899      578      94%          889         0.99
   Camden Reserve                 Orlando             FL            1990/1991      824      526      95%          811         0.98
   Camden World Gateway           Orlando             FL                 2000      979      408      93%        1,021         1.04
                                  ------------------------------------------------------------------------------------------------
      Total Orlando                                 8 Properties                   937    3,296      94%          907         0.97

CAMDEN                                                                                                             COMMUNITY TABLE
                                                                                               Community Statistics as of 09/30/07

----------------------------------------------------------------------------------------------------------------------------------
(Unaudited)                                                                                                         3Q07 Avg
                                                                                                               Market Rental Rates
                                                                 Year Placed   Average  Apartment 3Q07 Avg   ---------------------
Community Name                    City                State       in Service    Size     Homes    Occupancy   Per Home   Per Sq. Ft.
----------------------------------------------------------------------------------------------------------------------------------
   Camden Bay                     Tampa               FL            1997/2001      943      760      92%          869         0.92
   Camden Bay Pointe              Tampa               FL                 1984      771      368      96%          745         0.97
   Camden Bayside                 Tampa               FL            1987/1989      748      832      94%          785         1.05
   Camden Citrus Park             Tampa               FL                 1985      704      247      95%          720         1.02
   Camden Isles (3)               Tampa               FL            1983/1985      722      484      94%          704         0.97
   Camden Lakes                   St. Petersburg      FL            1982/1983      728      688      93%          736         1.01
   Camden Lakeside                Brandon             FL                 1986      728      228      92%          785         1.08
   Camden Live Oaks               Tampa               FL                 1990    1,093      770      95%          811         0.74
   Camden Preserve                Tampa               FL                 1996      942      276      95%        1,122         1.19
   Camden Providence Lakes (4)    Brandon             FL                 1996    1,024      260      88%          892         0.87
   Camden Royal Palms             Brandon             FL                 2006    1,017      352      85%          979         0.96
   Camden Westshore (4)           Tampa               FL                 1986      728      278      75%          842         1.16
   Camden Woods                   Tampa               FL                 1986    1,223      444      94%          867         0.71
                                  ------------------------------------------------------------------------------------------------
      Total Tampa/St. Petersburg                   13 Properties                   883    5,987      93%          822         0.93

==================================================================================================================================
      TOTAL FLORIDA                                28 Properties                   949   11,803      93%          985         1.04

   Camden Brookwood               Atlanta             GA                 2002      906      359      95%          994         1.10
   Camden Dunwoody                Atlanta             GA                 1997    1,007      324      95%          930         0.92
   Camden Deerfield               Alpharetta          GA                 2000    1,187      292      97%          943         0.79
   Camden Midtown Atlanta         Atlanta             GA                 2001      953      296      96%        1,026         1.08
   Camden Peachtree City          Peachtree City      GA                 2001    1,026      399      96%          873         0.85
   Camden River                   Duluth              GA                 1997    1,103      352      95%          892         0.81
   Camden Shiloh                  Kennesaw            GA            1999/2002    1,151      232      94%          849         0.74
   Camden St. Clair               Atlanta             GA                 1997      969      336      96%          951         0.98
   Camden Stockbridge             Stockbridge         GA                 2003    1,009      304      96%          772         0.77
   Camden Sweetwater              Lawrenceville       GA                 2000    1,151      308      96%          811         0.70
==================================================================================================================================
      TOTAL GEORGIA                                10 Properties                 1,041    3,202      96%          906         0.87

   Camden Brookside (1)           Louisville          KY                 1987      732      224      96%          626         0.85
   Camden Meadows (1)             Louisville          KY            1987/1990      746      400      96%          660         0.88
   Camden Oxmoor (1)              Louisville          KY                 2000      903      432      97%          787         0.87
   Camden Prospect Park (1)       Louisville          KY                 1990      916      138      95%          728         0.79
==================================================================================================================================
      TOTAL KENTUCKY                                4 Properties                   820    1,194      96%          707         0.86

   Camden Passage (1)             Kansas City         MO            1989/1997      832      596      94%          683         0.82
                                  ------------------------------------------------------------------------------------------------
      Total Kansas City                             1 Property                     832      596      94%          683         0.82

   Camden Cedar Lakes (1)         Lake St. Louis      MO                 1986      852      420      94%          655         0.77
   Camden Cove West (1)           Creve Coeur         MO                 1990      828      276      95%          846         1.02
   Camden Cross Creek (1)         St. Louis           MO            1973/1980      947      591      96%          752         0.79
   Camden Westchase (1)           St. Louis           MO                 1986      945      160      96%          822         0.87
                                  ------------------------------------------------------------------------------------------------
      Total St. Louis                               4 Properties                   896    1,447      95%          750         0.84

==================================================================================================================================
      TOTAL MISSOURI                                5 Properties                   878    2,043      95%          730         0.83

   Camden Bel Air                 Las Vegas           NV            1988/1995      943      528      93%          886         0.94
   Camden Breeze                  Las Vegas           NV                 1989      846      320      95%          849         1.00
   Camden Canyon (4)              Las Vegas           NV                 1995      987      200      94%          966         0.98
   Camden Commons                 Henderson           NV                 1988      936      376      96%          913         0.98
   Camden Cove                    Las Vegas           NV                 1990      898      124      96%          865         0.96
   Camden Del Mar (4)             Las Vegas           NV                 1995      986      560      89%        1,039         1.05
   Camden Fairways (4)            Henderson           NV                 1989      896      320      89%          976         1.09
   Camden Hills                   Las Vegas           NV                 1991      579      184      96%          640         1.11
   Camden Legends                 Henderson           NV                 1994      792      113      92%          915         1.16
   Camden Palisades               Las Vegas           NV                 1991      905      624      95%          905         1.00
   Camden Pines (1)               Las Vegas           NV                 1997    1,005      315      98%          936         0.93
   Camden Pointe                  Las Vegas           NV                 1996      985      252      97%          913         0.93
   Camden Summit (1)              Henderson           NV                 1995    1,187      234      97%        1,218         1.03
   Camden Tiara (1)               Las Vegas           NV                 1996    1,043      400      96%          989         0.95
   Camden Vintage                 Las Vegas           NV                 1994      978      368      92%          860         0.88
   Oasis Bay (1)                  Las Vegas           NV                 1990      876      128      95%          856         0.98
   Oasis Crossing (1)             Las Vegas           NV                 1996      983       72      97%          892         0.91

CAMDEN                                                                                                             COMMUNITY TABLE
                                                                                               Community Statistics as of 09/30/07

----------------------------------------------------------------------------------------------------------------------------------
(Unaudited)                                                                                                         3Q07 Avg
                                                                                                               Market Rental Rates
                                                                 Year Placed   Average  Apartment 3Q07 Avg   ---------------------
Community Name                    City                State       in Service    Size     Homes    Occupancy   Per Home   Per Sq. Ft.
----------------------------------------------------------------------------------------------------------------------------------

   Oasis Emerald (1)              Las Vegas           NV                 1988      873      132      96%          775         0.89
   Oasis Gateway (1)              Las Vegas           NV                 1997    1,146      360      92%          966         0.84
   Oasis Island (1)               Las Vegas           NV                 1990      901      118      94%          767         0.85
   Oasis Landing (1)              Las Vegas           NV                 1990      938      144      93%          821         0.88
   Oasis Meadows (1)              Las Vegas           NV                 1996    1,031      383      96%          889         0.86
   Oasis Palms (1)                Las Vegas           NV                 1989      880      208      93%          809         0.92
   Oasis Pearl (1)                Las Vegas           NV                 1989      930       90      97%          780         0.84
   Oasis Place (1)                Las Vegas           NV                 1992      440      240      93%          590         1.34
   Oasis Ridge (1)                Las Vegas           NV                 1984      391      477      92%          542         1.39
   Oasis Sands                    Las Vegas           NV                 1994    1,125       48      93%          872         0.77
   Oasis Sierra (1)               Las Vegas           NV                 1998      922      208      94%          920         1.00
   Oasis Springs (1)              Las Vegas           NV                 1988      838      304      95%          746         0.89
   Oasis Vinings (1)              Las Vegas           NV                 1994    1,152      234      92%          866         0.75
==================================================================================================================================
      TOTAL NEVADA                                 30 Properties                   908    8,064      95%          875         0.96

   Camden Ballantyne              Charlotte           NC                 1998    1,053      400      96%          892         0.85
   Camden Cotton Mills            Charlotte           NC                 2002      906      180      97%        1,281         1.41
   Camden Dilworth                Charlotte           NC                 2006      857      145      96%        1,252         1.46
   Camden Eastchase (3)           Charlotte           NC                 1986      698      220      94%          578         0.83
   Camden Fairview                Charlotte           NC                 1983    1,036      135      97%          834         0.80
   Camden Forest                  Charlotte           NC                 1989      703      208      93%          624         0.89
   Camden Foxcroft                Charlotte           NC                 1979      940      156      94%          751         0.80
   Camden Grandview               Charlotte           NC                 2000    1,145      266      96%        1,415         1.24
   Camden Habersham               Charlotte           NC                 1986      773      240      94%          665         0.86
   Camden Park Commons            Charlotte           NC                 1997      859      232      94%          728         0.85
   Camden Pinehurst               Charlotte           NC                 1967    1,147      407      96%          798         0.70
   Camden Sedgebrook              Charlotte           NC                 1999    1,017      368      97%          831         0.82
   Camden Simsbury                Charlotte           NC                 1985      874      100      97%          753         0.86
   Camden South End Square        Charlotte           NC                 2003      883      299      95%        1,159         1.31
   Camden Stonecrest              Charlotte           NC                 2001    1,169      306      95%          964         0.82
   Camden Timber Creek (3)        Charlotte           NC                 1984      706      352      94%          598         0.85
   Camden Touchstone (4)          Charlotte           NC                 1986      899      132      91%          753         0.84
                                  ------------------------------------------------------------------------------------------------
      Total Charlotte                              17 Properties                   941    4,146      95%          873         0.93

   Camden Glen (3)                Greensboro          NC                 1980      662      304      94%          562         0.85
   Camden Wendover (3)            Greensboro          NC                 1985      795      216      93%          621         0.78
                                  ------------------------------------------------------------------------------------------------
      Total Greensboro                              2 Properties                   717      520      93%          586         0.82

   Camden Crest                   Raleigh             NC                 2001    1,129      438      95%          785         0.69
   Camden Governor's Village      Chapel Hill         NC                 1999    1,134      242      91%          856         0.75
   Camden Lake Pine               Apex                NC                 1999    1,075      446      93%          817         0.76
   Camden Manor Park              Raleigh             NC                 2006      966      484      93%          854         0.88
   Camden Overlook                Raleigh             NC                 2001    1,056      320      96%          857         0.81
   Camden Reunion Park            Apex                NC            2000/2004      972      420      92%          676         0.70
   Camden Westwood                Morrisville         NC                 1999    1,112      354      96%          764         0.69
                                  ------------------------------------------------------------------------------------------------
      Total Raleigh                                 7 Properties                 1,056    2,704      94%          798         0.76

==================================================================================================================================
      TOTAL NORTH CAROLINA                         26 Properties                   967    7,370      95%          825         0.85

   Camden Valleybrook             Chadds Ford         PA                 2002      992      352      93%        1,301         1.31
==================================================================================================================================
      TOTAL PENNSYLVANIA                            1 Property                     992      352      93%        1,301         1.31

   Camden Briar Oaks              Austin              TX                 1980      711      430      92%          606         0.85
   Camden Gaines Ranch            Austin              TX                 1997      955      390      95%          989         1.04
   Camden Huntingdon              Austin              TX                 1995      903      398      96%          760         0.84
   Camden Laurel Ridge            Austin              TX                 1986      702      183      94%          611         0.87
   Camden Ridgecrest              Austin              TX                 1995      851      284      96%          682         0.80
   Camden Ridgeview (3)           Austin              TX                 1984      859      167      94%          630         0.73
   Camden South Congress          Austin              TX                 2001      975      253      89%        1,459         1.50
   Camden Stoneleigh              Austin              TX                 2001      908      390      95%          849         0.93
   Camden Woodview                Austin              TX                 1984      644      283      95%          635         0.99
                                  ------------------------------------------------------------------------------------------------
      Total Austin                                  9 Properties                   840    2,778      94%          806         0.96

   Camden Breakers (4)            Corpus Christi      TX                 1996      868      288      93%          874         1.01
   Camden Copper Ridge            Corpus Christi      TX                 1986      775      344      96%          639         0.82
   Camden Miramar (5)             Corpus Christi      TX            1994-2004      468      778      61%          863         1.84
                                  ------------------------------------------------------------------------------------------------
      Total Corpus Christi                          3 Properties                   625    1,410      96%          810         1.30

CAMDEN                                                                                                             COMMUNITY TABLE
                                                                                               Community Statistics as of 09/30/07

----------------------------------------------------------------------------------------------------------------------------------
(Unaudited)                                                                                                         3Q07 Avg
                                                                                                               Market Rental Rates
                                                                 Year Placed   Average  Apartment 3Q07 Avg   ---------------------
Community Name                    City                State       in Service    Size     Homes    Occupancy   Per Home   Per Sq. Ft.
----------------------------------------------------------------------------------------------------------------------------------

   Camden Addison (1)             Addison             TX                 1996      942      456      94%          822         0.87
   Camden Buckingham              Richardson          TX                 1997      919      464      96%          792         0.86
   Camden Centreport              Ft. Worth           TX                 1997      910      268      93%          775         0.85
   Camden Cimarron                Irving              TX                 1992      772      286      96%          762         0.99
   Camden Farmers Market          Dallas              TX            2001/2005      933      904      94%          929         1.00
   Camden Gardens                 Dallas              TX                 1983      652      256      95%          539         0.83
   Camden Glen Lakes (4)          Dallas              TX                 1979      877      424      82%          754         0.86
   Camden Lakeview                Irving              TX                 1985      853      476      91%          617         0.72
   Camden Legacy Creek            Plano               TX                 1995      831      240      97%          801         0.96
   Camden Legacy Park             Plano               TX                 1996      871      276      98%          830         0.95
   Camden Oasis                   Euless              TX                 1986      548      602      86%          539         0.98
   Camden Place                   Mesquite            TX                 1984      772      442      95%          583         0.76
   Camden Ridge (3)               Ft. Worth           TX                 1985      829      208      94%          608         0.73
   Camden Springs                 Dallas              TX                 1987      713      304      92%          564         0.79
   Camden Terrace (3)             Ft. Worth           TX                 1984      848      340      96%          602         0.71
   Camden Towne Village           Mesquite            TX                 1983      735      188      94%          618         0.84
   Camden Valley Creek            Irving              TX                 1984      855      380      94%          643         0.75
   Camden Valley Park             Irving              TX                 1986      743      516      94%          624         0.84
   Camden Valley Ridge            Irving              TX                 1987      773      408      92%          583         0.75
   Camden Westview                Lewisville          TX                 1983      697      335      94%          595         0.85
                                  ------------------------------------------------------------------------------------------------
      Total Dallas/Ft. Worth                       20 Properties                   810    7,773      93%          693         0.86

   Camden Baytown                 Baytown             TX                 1999      844      272      94%          815         0.97
   Camden Creek                   Houston             TX                 1984      639      456      93%          584         0.91
   Camden Greenway                Houston             TX                 1999      861      756      95%          979         1.14
   Camden Holly Springs (1)       Houston             TX                 1999      934      548      96%          904         0.97
   Camden Midtown                 Houston             TX                 1999      843      337      98%        1,143         1.35
   Camden Oak Crest               Houston             TX                 2003      870      364      97%          825         0.95
   Camden Park (1)                Houston             TX                 1995      866      288      96%          786         0.91
   Camden Plaza (1)(2)            Houston             TX                 2007      915      271    Lease-up     1,313         1.44
   Camden Royal Oaks (2)          Houston             TX                 2006      923      236    Lease-up     1,036         1.12
   Camden Steeplechase            Houston             TX                 1982      748      290      94%          631         0.84
   Camden Stonebridge             Houston             TX                 1993      845      204      97%          789         0.93
   Camden Sugar Grove (1)         Stafford            TX                 1997      917      380      96%          884         0.96
   Camden Vanderbilt (4)          Houston             TX            1996/1997      863      894      83%        1,115         1.29
   Camden West Oaks               Houston             TX                 1982      726      671      93%          577         0.79
                                  ------------------------------------------------------------------------------------------------
      Total Houston                                14 Properties                   837    5,967      95%          888         1.06

==================================================================================================================================
      TOTAL TEXAS                                  46 Properties                   809   17,928      94%          785         0.97

==================================================================================================================================
TOTAL PROPERTIES                                  187 Properties                   908   64,462      95%          935         1.03
==================================================================================================================================

(1)Communities owned through investment in joint venture.
(2)Completed communities in lease-up as of September 30, 2007 are excluded from total occupancy numbers.
(3)Communities held for sale as of September 30, 2007.
(4)Communities under redevelopment as of September 30, 2007 are excluded from total occupancy numbers.
(5)Miramar is a student housing community which is excluded from total occupancy numbers.